                                                              File Nos.  2-98772
                                                                        811-4347


              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                               ON DECEMBER 5, 1997
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No. ____                           [  ]

      Post-Effective Amendment No. 40                            [  ]




REGISTRATION STATEMENT UNDER THE INVESTMENT
            COMPANY ACT OF 1940

      Amendment No. 42                                           [  ]

                                    GMO TRUST
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   40 ROWES WHARF, BOSTON, MASSACHUSETTS 02110
                   -------------------------------------------
                    (Address of principal executive offices)

                                  617-330-7500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 with a copy to:

        R. Jeremy Grantham                          J.B. Kittredge, Esq.
        GMO Trust                                   Ropes & Gray
        40 Rowes Wharf                              One International Place
        Boston, Massachusetts 02110                 Boston, Massachusetts  02110
--------------------------------------------------------------------------------
                    (Name and address of agents for service)


 It is proposed that this filing will become effective:

 [   ]  Immediately upon filing pursuant to paragraph (b), or

 [   ]  60 days after filing pursuant to paragraph (a)(1), or

 [   ]  On ________________, pursuant to paragraph (b), or

 [ X ]  75 days after filing pursuant to paragraph (a)(2), of Rule 485.


================================================================================

                                    GMO TRUST
        (For GMO Fundamental Value Fund and GMO International Core Plus
                             Allocation Fund only)
                              CROSS REFERENCE SHEET


N-1A ITEM NO.                                                   LOCATION


 PART A

 Item 1.     Cover Page................................   Cover Page

 Item 2.     Synopsis..................................   Schedule of Fees and Expenses

 Item 3.     Condensed Financial Information...........   Financial Highlights

 Item 4.     General Description of Registrant.........   Organization and Capitalization of the
                                                          Trust; Investment Objectives and
                                                          Policies; Description and Risks of Fund
                                                          Investments; Cover Page

 Item 5.     Management of the Fund....................   Management of the Trust

 Item 5A.    Management's Discussion of Fund
                  Performance..........................   Financial Highlights (referencing the
                                                          Trust's Annual Reports)

 Item 6.     Capital Stock and Other Securities........   Organization and Capitalization of the
                                                          Trust; Distributions; Taxes; Back Cover
                                                          (Shareholder Inquiries)

 Item 7.     Purchase of Securities Being Offered......   Purchase of Shares; Determination of Net
                                                          Asset Value

 Item 8.     Redemption or Repurchase..................   Redemption of Shares; Determination of Net
                                                          Asset Value

 Item 9.     Pending Legal Proceedings.................   None


 PART B

 Item 10.    Cover Page................................   Cover Page

 Item 11.    Table of Contents.........................   Table of Contents

 Item 12.    General Information and History...........   Not Applicable

 Item 13.    Investment Objectives and Policies........   Investment Objectives and Policies;
                                                          Investment Restrictions




 Item 14.    Management of the Fund....................   Management of the Trust

 Item 15.    Control Persons and Principal Holders
                  of Securities........................   Description of the Trust and Ownership of
                                                          Shares

 Item 16.    Investment Advisory and Other Services....   Investment Advisory and Other Services

 Item 17.    Brokerage Allocation and Other Practices..   Portfolio Transactions

 Item 18.    Capital Stock and Other Securities........   Description of the Trust and Ownership of
                                                          Shares

 Item 19.    Purchase, Redemption and Pricing of
                  Securities Being Offered.............   See in Part A Purchase of Shares; Redemption
                                                          of Shares; Determination of Net Asset Value;
                                                          Specimen Price Make-Up Sheet

 Item 20.    Tax Status................................   Income, Dividends, Distributions and Tax Status

 Item 21.    Underwriters..............................   Not Applicable


 Item 22.    Calculation of Performance Data...........   Not Applicable

 Item 23.    Financial Statements......................   Financial Statements



 PART C

        Information to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.


        This Post-Effective Amendment relates solely to the GMO Fundamental Value Fund and the GMO International Core Plus Allocation Fund. No information relating to any other series of the registrant is amended or superseded hereby.

                   GMO INTERNATIONAL CORE PLUS ALLOCATION FUND
                           GMO FUNDAMENTAL VALUE FUND
                   40 Rowes Wharf, Boston, Massachusetts 02110

      The GMO INTERNATIONAL CORE PLUS ALLOCATION FUND ("ICPA FUND") AND THE GMO FUNDAMENTAL VALUE FUND ("FV FUND") (the "Funds") are two of thirty-three separate investment portfolios of GMO Trust (the "Trust"), an open-end management investment company. The other portfolios are offered pursuant to two separate prospectuses. The Fund's investment manager is GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC (the "MANAGER" or "GMO").

      The ICPA Fund seeks a total return greater than the return of the EAFE-Lite Index. The ICPA Fund will pursue its objective by investing primarily in Class III shares of the GMO International Core Fund ("International Core Fund") the GMO Evolving Countries Fund ("Evolving Countries Fund") and other GMO Funds.

      The FV Fund seeks long-term capital growth through investment primarily in equity securities. Consideration of current income is secondary to this principal objective.

      The ICPA Fund and the FV Fund are "diversified" portfolios, as defined in the Investment Company Act of 1940 (the "1940 Act"). See "Description and Risks of Fund Investments--Diversified Portfolio." A TABLE OF CONTENTS APPEARS ON PAGE 3 OF THIS PROSPECTUS.

      The ICPA Fund offers three classes of shares (Class I, Class II and Class
III) and the FV Fund offers four classes of shares (Class I, Class II, Class III and Class IV). Eligibility for the classes is generally based on the total amount of assets that a client has invested with GMO (with Class I requiring the least total assets and Class IV the most), as described more fully herein. See "Multiple Classes--Eligibility for Classes."

      The classes differ solely with regard to the level of SHAREHOLDER SERVICE FEE borne by the class. This difference is described briefly below and in more detail elsewhere in this Prospectus. ALL CLASSES OF A FUND HAVE AN INTEREST IN THE SAME UNDERLYING ASSETS, ARE MANAGED BY GMO, AND PAY THE SAME INVESTMENT MANAGEMENT FEE.

                               INVESTMENT MANAGER
                                       GMO
                     Grantham, Mayo, Van Otterloo & Co. LLC

         CLIENT SERVICE PROVIDER               SHAREHOLDER SERVICE FEE

                  GMO              The level of Shareholder Service Fee for each
         Tel: (617) 330-7500       class is set forth on the following page and
         Fax: (617) 439-4192       described more fully under "Multiple Classes
                                   --Shareholder Service Fee."

---------------------------

      This Prospectus concisely describes the information which investors ought to know about the Funds before investing. Please read this memorandum carefully and keep it for further reference. A Statement of Additional Information dated February 18, 1998, as revised from time to time, is available free of charge by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling
(617) 330-7500. The Statement, which contains more detailed information about the Funds, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS                                                     FEBRUARY 18, 1998

                                CLASSES AND FEES


                      ELIGIBILITY
                      REQUIREMENT*                     SHAREHOLDER SERVICE FEE**

ICPA FUND

       Class I        N/A                                     0.13%***
       Class II       N/A                                     0.07%***
       Class III      $1 million                              0.00%***

FV FUND

       Class I        N/A                                     0.28%
       Class II       N/A                                     0.22%
       Class III      $1 million                              0.15%
       Class IV       $125 million/$250 million               0.13%

_________________

* More detailed explanation of eligibility criteria is provided below and under "Multiple Classes -- Eligibility for Classes."
** As noted above, all classes of shares of the Fund pay the same investment management fee.
*** The ICPA Fund, by virtue of its investment in Class III Shares of other GMO Funds, will indirectly bear an additional Shareholder Service Fee of 0.15%. Thus, the total Shareholder Service Fee borne by Class I, Class II and Class III Shares of the ICPA Fund is the same as that borne by Class I, Class II and Class III Shares, respectively, of the other GMO Funds.


CLASS ELIGIBILITY

      For full details of the class eligibility criteria summarized below and an explanation of how conversions between classes will occur, see "Multiple Classes
- Eligibility for Classes" and "Multiple Classes - Conversions Between Classes."

CLASS I SHARES. Class I Shares are not currently being offered by the Trust, but may be offered by the Trust in the future. Class I Shares bear a Shareholder Service Fee of 0.28%.

CLASS II SHARES. Class II Shares are not currently being offered by the Trust, but may be offered by the Trust in the future. Class II Shares bear a Shareholder Service Fee of 0.22%.

CLASS III SHARES. Class III Shares are available to any investor who commits assets to GMO management to establish a "Total Investment" (as defined) with GMO of at least $1 million. Class III Shares bear a Shareholder Service Fee of 0.15% of average net assets.

CLASS IV SHARES. Class IV shares are available to accommodate clients who have very large amounts under GMO's management. Class IV Shares bear lower Shareholder Service Fees than Class III Shares to reflect the lower cost of servicing such large accounts as a percentage of assets. See "Multiple Classes--Eligibility for Class" and "Multiple Classes--Conversions Between Classes" for full details of the eligibility criteria for the Class IV Shares (which work differently than that for Class I, II and III Shares) and an explanation of how conversions between classes will occur.

      Purchasers of Class I, Class II, Class III and Class IV Shares should follow purchase instructions described under "Purchase of Shares" and direct questions to the Trust at (617) 330-7500.

                                TABLE OF CONTENTS


SCHEDULE OF FEES AND EXPENSES...............................................-4-

DESCRIPTION AND RISKS OF FUND
      INVESTMENTS..........................................................-10-
      Portfolio Turnover...................................................-10-
      Diversified Portfolios...............................................-10-
      Certain Risks of Foreign Investments.................................-10-
              General .....................................................-10-
              Emerging Markets.............................................-10-
      Securities Lending...................................................-11-
      Depository Receipts..................................................-11-
      Convertible Securities...............................................-11-
      Futures and Options..................................................-12-
              Options .....................................................-12-
              Writing Covered Options......................................-12-
              Futures .....................................................-13-
              Index Futures................................................-14-
              Interest Rate Futures........................................-14-
              Options on Futures Contracts.................................-15-
      Uses of Options, Futures and Options on Futures......................-15-
              Risk Management..............................................-15-
              Hedging .....................................................-15-
              Investment Purposes..........................................-15-
              Synthetic Sales and Purchases................................-16-
      Swap Contracts and Other Two-Party Contracts.........................-16-
              Swap Contracts...............................................-16-
              Interest Rate and Currency Swap Contracts....................-16-
              Equity Swap Contracts and Contracts for Differences..........-17-
              Interest Rate Caps, Floors and Collars.......................-17-
      Foreign Currency Transactions .......................................-18-
      Repurchase Agreements................................................-19-
      Debt and Other Fixed Income Securities Generally.....................-19-
      Temporary High Quality Cash Items....................................-19-
      U.S. Government Securities and Foreign Government Securities.........-19-
      Lower Rated Securities...............................................-20-
      Indexed Securities...................................................-20-
      Firm Commitments.....................................................-21-
      Reverse Repurchase Agreements and Dollar Roll Agreements.............-21-
      Special Asset Allocation Fund Considerations.........................-22-

ADDITIONAL INVESTMENT RESTRICTIONS.........................................-22-

MULTIPLE CLASSES...........................................................-23-
      Purchase Procedures..................................................-26-

DETERMINATION OF NET ASSET VALUE...........................................-28-

DISTRIBUTIONS..............................................................-28-

TAXES .....................................................................-29-
      Withholding on Distributions to Foreign Investors....................-30-
      Foreign Tax Credits..................................................-30-
      Tax Implications of Certain Investments..............................-30-
      Loss of Regulated Investment Company Status..........................-31-

MANAGEMENT OF THE TRUST....................................................-31-

ORGANIZATION AND CAPITALIZATION OF THE TRUST...............................-32-

Appendix A.................................................................-33-

RISKS AND LIMITATIONS OF OPTIONS, FUTURES AND SWAPS........................-33-
      Limitations on the Use of Options and Futures Portfolio Strategies...-33-
      Risk Factors in Options Transactions.................................-33-
      Risk Factors in Futures Transactions.................................-33-
      Risk Factors in Swap Contracts, OTC Options and other
              Two-Party Contracts..........................................-34-
      Additional Regulatory Limitations on the Use of Futures and
              Related Options, Interest Rate Floors, Caps and Collars
              and Interest Rate and Currency Swap Contracts................-34-

Appendix B.................................................................-35-

COMMERCIAL PAPER AND CORPORATE DEBT
      RATINGS..............................................................-35-
      Commercial Paper Ratings ............................................-35-
      Corporate Debt Ratings...............................................-35-
      Standard & Poor's Corporation........................................-35-
      Moody's Investors Service, Inc.......................................-35-

                          SCHEDULE OF FEES AND EXPENSES

------------------------------------------------------------------------------------------------------------------------------------
    GMO           Shareholder
Fund Name    Transaction Expenses           Annual Operating Expenses                         Examples
------------------------------------------------------------------------------------------------------------------------------------
           Cash Purchase Redemption  Inv.       Share-  Other    Total       You would pay the following    You would pay the
           Premium (as   Fees (as a  Mgmt.      holder  Expenses Operating   expenses on a $1,000           following expenses on
           a percentage  percentage  Fees after Service (3)      Expenses(3) investment assuming 5% annual  the same investment
           of amount     of amount   Fee        Fee(2)                       return with redemption at the  assuming no
           invested(1)   redeemed(1) Waiver(3)                               end of each time period:        redemption:
------------------------------------------------------------------------------------------------------------------------------------
ICPA FUND(8)                                                                   1      3      5     10      1      3      5      10
                                                                              YR.    YR.    YR.    YR.    YR.    YR.    YR.     YR.
------------------------------------------------------------------------------------------------------------------------------------
Class I    .65%(7)       .11%(7)     .00%(8)    .13%(8) .00%(4,8)  .13%(8)    $9     $12     --      --   $8     $11     --      --
------------------------------------------------------------------------------------------------------------------------------------
Class II   .65%(7)       .11%(7)     .00%(8)    .07%(8) .00%(4,8)  .07%(8)    $8     $10     --      --   $7     $9      --      --
------------------------------------------------------------------------------------------------------------------------------------
Class III  .65%(7)       .11%(7)     .00%(8)    .00%(8) .00%(4,8)  .00%(8)    $8     $8      --      --   $7     $7      --      --
------------------------------------------------------------------------------------------------------------------------------------
FV FUND
------------------------------------------------------------------------------------------------------------------------------------
Class I    .15%(5)       None        .55%(6)    .28%    .05%       .88%       $10    $30    $50    $100   $10    $30    $50    $110
------------------------------------------------------------------------------------------------------------------------------------
Class II   .15%(5)       None        .55%(6)    .22%    .05%       .82%       $10    $28    $47    $103   $10    $28    $47    $103
------------------------------------------------------------------------------------------------------------------------------------
Class III  .15%(5)       None        .55%(6)    .15%    .05%       .75%        $9    $25    $43    $94    $9     $25    $43     $94
------------------------------------------------------------------------------------------------------------------------------------
Class IV   .15%(5)       None        .55%(6)    .13%    .05%       .73%        $9    $25    $42    $92    $9     $25    $42     $92
------------------------------------------------------------------------------------------------------------------------------------


Footnotes begin on the following page and are important to understanding this table.


The purpose of the foregoing tables is to assist in understanding the various costs and expenses of each Fund that are borne by holders of Fund shares. THE FIVE PERCENT ANNUAL RETURN AND EXPENSE NUMBERS USED ARE NOT REPRESENTATIONS OF FUTURE PERFORMANCE OR EXPENSES. SUBJECT TO THE MANAGER'S UNDERTAKING TO WAIVE ITS FEE AND/OR BEAR CERTAIN EXPENSES FOR EACH FUND AS DESCRIBED IN THE TABLES, ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN. Where a purchase premium and/or redemption fee is indicated as being charged by a Fund in certain instances, the foregoing examples assume the payment of such purchase premium and/or redemption fee even though such purchase premium and/or redemption fee is not applicable in all cases. (See "Purchase of Shares" and "Redemption of Shares").

                     NOTES TO SCHEDULE OF FEES AND EXPENSES


1. Purchase premiums and redemption fees apply only to cash transactions as set forth under "Purchase of Shares" and "Redemption of Shares" respectively. These fees are paid to and retained by the Fund itself and are designed to allocate transaction costs caused by shareholder activity to the shareholder generating the activity, rather than to the Fund as a whole.

2. Shareholder Service Fee ("SSF") paid to GMO for providing client services and reporting services. For Class III Shares, the SSF is 0.15% of daily net assets.

      The level of SSF is the sole economic distinction between the various classes of Fund shares. A lower SSF for larger investments reflects that the cost of servicing client accounts is lower for larger accounts when expressed as a percentage of the account. See "Multiple Classes - Shareholder Service Fees" for more information.

3. The Manager has voluntarily undertaken to reduce its management fees and to bear certain expenses with respect to each Fund until further notice to the extent that a Fund's total annual operating expenses (excluding Shareholder Service Fees, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, transfer taxes; and, in the case of the ICPA Fund also excluding expenses indirectly incurred by investment in other Funds of the Trust) would otherwise exceed the percentage of that Fund's daily net assets specified below. Therefore, so long as the Manager agrees to reduce its fees and bear certain expenses, total annual operating expenses (subject to such exclusions) of the Fund will not exceed these stated limitations. Absent such undertakings, management fees for each Fund and the annual operating expenses for each class would be as shown below.


      -----------------------------------------------------------------------------------------------
                                      MANAGEMENT
                         VOLUNTARY        FEE
               FUND       EXPENSE       (ABSENT                          TOTAL CLASS
                           LIMIT        WAIVER)               OPERATING EXPENSES (ABSENT WAIVER)
      -----------------------------------------------------------------------------------------------
                                                       CLASS I    CLASS II    CLASS III    Class IV
      -----------------------------------------------------------------------------------------------
       ICPA                .00%          .00%            .17%        .11%        .04%        N/A
      -----------------------------------------------------------------------------------------------
       FV                  .60%          .75%           1.08%       1.02%        .95%        .93%

      -----------------------------------------------------------------------------------------------

4.    Based on estimated amounts for the Fund's first fiscal year.

5. The Manager may waive or reduce purchase premiums for this Fund if there are minimal brokerage and transaction costs incurred in connection with a transaction due to offsetting transactions or otherwise.

6. Figure based on actual expenses for the fiscal year ended February 28, 1997 but restated to give effect to a reduction in the expense limitation and the imposition of a Shareholder Service Fee for each Fund, which changes were effective as of June 1, 1996.

7. The ICPA Fund invests in various other Funds with different levels of purchase premiums and redemption fees, which reflect the trading costs of different asset classes. Therefore, the purchase premium and redemption fee of the ICPA Fund has been computed as the weighted average of the premiums and fees, respectively, of the underlying Funds in which the ICPA Fund is expected to invest. The amount of purchase premium and redemption fee for the ICPA Fund is adjusted approximately annually based on underlying Funds owned by the ICPA Fund during the prior year. The Manager may, but is not obligated to, adjust the purchase premium and/or redemption fee for the ICPA Fund more frequently if the Manager believes in its discretion that circumstances warrant. For more information concerning which underlying Funds in which the ICPA may invest, see "Investment Objectives and Policies."

8. The ICPA Fund invests primarily in other Funds of the Trust (referred to here as "underlying Funds"). Therefore, in addition to the fees and expenses directly incurred by the ICPA Fund (which are shown in the Schedule of Fees and Expenses), the ICPA Fund will also incur fees and expenses indirectly as a shareholder of the underlying Funds. Because the underlying Funds have varied expense and fee levels and the ICPA Fund may own different proportions of underlying Funds at different times, the amount of fees and expenses indirectly incurred by the ICPA Fund will vary. The Manager believes that, under normal market conditions, the total amount of fees and expenses that will be indirectly incurred by the ICPA Fund because of investment in underlying Funds will fall within the ranges set forth below:

      ---------------------------------------------------------------------
       Fund                        Low            Typical           High
      ---------------------------------------------------------------------
       ICPA Fund                   .71%             .74%            .77%
      ---------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (for a share outstanding throughout each period)

FUNDAMENTAL VALUE FUND

                                                                              CLASS III SHARES
                                            ------------------------------------------------------------------------------------
                                                                         YEAR ENDED FEBRUARY 28/29,
                                                               -----------------------------------------------------------------
                                            SIX MONTHS ENDED
                                             AUGUST 31, 1997
                                               (UNAUDITED)       1997        1996        1995       1994        1993     1992(1)
                                            ----------------   --------    --------    --------   --------    -------    -------

Net asset value, beginning of period ....      $  16.33        $  15.04    $  12.54    $  12.49   $  11.71    $ 10.82    $ 10.00
                                               --------        --------    --------    --------   --------    -------    -------

Income from investment operations:
  Net investment income .................          0.18            0.33        0.37        0.34       0.27       0.30       0.11
  Net realized and unrealized gain on
    investments .........................          2.26            2.53        3.26        0.55       1.64       1.32       0.77
                                               --------        --------    --------    --------   --------    -------    -------
     Total from investment operations ...          2.44            2.86        3.63        0.89       1.91       1.62       0.88
                                               --------        --------    --------    --------   --------    -------    -------

Less distributions to shareholders:
  From net investment income ............         (0.17)          (0.32)      (0.37)      (0.32)     (0.28)     (0.30)     (0.06)
  From net realized gains ...............         (0.74)          (1.25)      (0.76)      (0.52)     (0.85)     (0.43)        --
                                               --------        --------    --------    --------   --------    -------    -------
     Total distributions ................         (0.91)          (1.57)      (1.13)      (0.84)     (1.13)     (0.73)     (0.06)
                                               --------        --------    --------    --------   --------    -------    -------

Net asset value, end of period ..........      $  17.86        $  16.33    $  15.04    $  12.54   $  12.49    $ 11.71    $ 10.82
                                               ========        ========    ========    ========   ========    =======    =======

Total Return(2) .........................         15.31%          20.03%      29.95%       7.75%     16.78%     15.66%      8.87%

Ratios/Supplemental Data:
  Net assets, end of period (000's) .....      $207,730        $232,583    $212,428    $182,871   $147,767    $62,339    $32,252
  Net expenses to average daily
    net assets ..........................          0.75%(4)        0.75%       0.75%       0.75%      0.75%      0.73%      0.62%(4)
  Net investment income to average
    daily net assets ....................          1.99%(4)        2.15%       2.61%       2.84%      2.32%      2.77%      3.43%(4)
  Portfolio turnover rate ...............            10%             25%         34%         49%        65%        83%        33%
  Average commission rate paid(3) .......      $ 0.0674        $ 0.0590         N/A         N/A        N/A        N/A        N/A
  Fees and expenses voluntarily waived or
    borne by the Manager consisted of the
    following per share amounts .........      $   0.02        $   0.02    $   0.01    $   0.01   $   0.01    $  0.03    $  0.03


(1) For the period from the commencement of operations, October 31, 1991 to February 29, 1992

(2) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.

(3) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

(4) Annualized.


Except as otherwise noted, the above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the FV Fund's other audited financial statements and related notes which are included in the Trust's Annual Reports and with the FV Fund's other unaudited financial statements and related notes, which are included in the Trust's Semi-Annual Reports, which are incorporated by reference in the Statement of Additional Information. Information is presented for the FV Fund, and each class of shares thereof, which had investment operations during the reporting periods. Information regarding Class III Shares of the FV Fund reflects the operational history for the FV Fund's sole outstanding class prior to the creation of multiple classes of the FV Fund on May 31, 1996.

The Manager's discussion of the performance of the FV Fund in fiscal 1997 and the six months ended August 31, 1997, as well as a comparison of the FV Fund's performance over the life of the FV Fund with that of a benchmark securities index selected by the Manager, is included in the FV Fund's Annual Report for the fiscal year ended February 28, 1997 and Semi-Annual Report for the six months ended August 31, 1997, respectively. Copies of the Annual Report and Semi-Annual Report are available upon request without charge.

                        INVESTMENT OBJECTIVE AND POLICIES

ICPA Fund

Current Benchmark:  EAFE-Lite

      The ICPA Fund seeks a total return greater than the return of the EAFE-Lite Index. The ICPA Fund will pursue its objective by investing primarily in Class III shares of the International Core Fund and the Evolving Countries Fund. The Manager expects that approximately 85% of the Fund's net assets will be invested in the International Core Fund, and that approximately 15% of the Fund's net assets will be invested in the Evolving Countries Fund.

      While the Fund's assets will be primarily invested in the Funds listed above, the Fund may also invest in other GMO Funds, hold cash, and invest in short-term fixed income securities and high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper and bank certificates of deposit.

      The ICPA is one of the Trust's five Asset Allocation Funds. The Asset Allocation Funds are mutual funds that invest in other Funds of the Trust (referred to in this section as "underlying Funds") and, in doing so, seek to outperform a specified benchmark. The Asset Allocation Funds are able to operate in such a manner notwithstanding prohibitions in Section 12(d)(1) and 17(a), INTER ALIA, of the 1940 Act pursuant to an exemptive order of the SEC. The Manager decides and manages the allocation of the assets of each Asset Allocation Fund among a permitted subset of underlying Funds, as set forth below in the case of the ICPA Fund. Thus, an investor in an Asset Allocation Fund receives investment management within each of the underlying Funds and receives management with respect to the allocation of the investment among the underlying Funds as well.

      The Manager does not charge an advisory fee for asset allocation advice provided to the Asset Allocation Funds, but receives such fees only from the underlying Funds in which the Asset Allocation Funds invest. Stated otherwise, there are no investment advisory fees at the Asset Allocation Fund level. Because the underlying Funds have differing fees, certain allocations will produce greater overall fees for GMO than others. Certain expenses, such as custody, transfer agency and audit fees, will be incurred at the Asset Allocation Fund level, although the Manager has agreed to voluntarily bear such expenses until further notice.

      Each Asset Allocation Fund will invest in Class III Shares of the underlying Funds and will bear the 0.15% Shareholder Service Fees assessed against those Class III shares. Thus, investors in Class I, Class II and Class III Shares of the ICPA Fund will bear, in the aggregate, direct and indirect Shareholder Service Fees that are the same as those borne directly by Class I, Class II and Class III Shares, respectively, of the other (non-Asset Allocation) Funds (i.e., in the case of Class III Shares, an aggregate of 0.15% per annum). Investors should refer to "Multiple Classes" herein for greater detail concerning the eligibility requirements and other differences among the classes.

      Investors in the Asset Allocation Funds should consider both the direct risks associated with an investment in a "fund-of-funds," and the indirect risks associated with an investment in the underlying Funds. See "Description and Risks of Fund Investments -- Special Allocation Fund Considerations" for a discussion of the risks directly associated with an investment in the Asset Allocation Funds. Investors should also carefully review the "Investment Objectives and Policies" description of each underlying Fund (as set forth in the GMO Trust Prospectus dated August 29, 1997) in which the relevant Asset Allocation Fund may invest, as well as each corresponding "Description and Risks of Fund Investments" section associated with each underlying Fund's investment practices. See "Description and Risks of Fund Investments" in this Prospectus.

      NOTE: Although the Asset Allocation Funds are managed relative to a specified index, none of the Funds is managed as an index fund or an "index-plus" fund, but rather each Fund seeks to add total return in excess of its respective benchmark both by making bets relative to that benchmark with respect to the allocation among the underlying Funds, and by participating in the attempt that each of the underlying Funds makes to outperform its own respective benchmark index. At any given time, the exposure of an Asset Allocation Fund may be substantially different than that of its benchmark.

FV Fund


      The Fundamental Value Fund seeks long-term capital growth through investment primarily in equity securities. Current income is only a secondary consideration. It is anticipated that at least 90% of the Fund's assets will be invested in common stocks and securities convertible into common stocks. Although the Fund invests primarily in securities traded in the United States, it may invest up to 25% of its assets in securities of foreign issuers and securities traded principally outside of the United States.

      The Fund invests primarily in common stocks of domestic corporations that, in the opinion of the Manager, represent favorable values relative to their market prices. Under normal conditions, the Fund generally, but not exclusively, looks for companies with low price/earnings ratios and rising earnings. The Fund focuses on established firms with capitalizations of more than $100 million and generally does not buy issues of companies with less than three years of operating history. The Fund seeks to maintain lower than average equity risk levels relative to the potential for return through a portfolio with an average historic volatility (beta) below 1.0. The S&P 500, which serves as a standard for measuring volatility, always has average volatility (beta) of 1.0. The Fund's beta may change with market conditions.

      The Fund's Manager analyzes key economic variables to identify general trends in the stock markets. World economic indicators, which are tracked regularly, include U.S. industry and trade indicators, interest rates, international stock market indexes, and currency levels. Under normal conditions, investments are made in a variety of economic sectors, industry segments, and individual securities to reduce the effects of price volatility in any one area.

      In making investments, the Manager takes into account, among other things, a company's source of earnings, competitive edge, managed strength, and level of industry dominance as measured by market share. At the same time, the Manager analyzes the financial condition of each company. The Manager examines current and historical measures of relative value to find corporations that are selling at discounts relative to both underlying asset values and market pricing. The Manager then selects those companies with financial and business characteristics that it believes will produce above-average growth in earnings. Sell decisions are triggered when, in the opinion of the Manager, the stock price and other fundamental considerations make further appreciation less likely.

      The Manager generally selects equities that normally trade in sufficient volume to provide liquidity. Domestic equities are usually traded on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter markets.

      The Fund's investments in foreign securities will generally consist of equity securities traded in principal European and Pacific Basin markets. The Manager evaluates the economic strength of a country, which includes its resources, markets, and growth rate. In addition, it examines the political climate of a country as to its stability and business policies. The Manager then assess the strength of the country's currency and considers foreign exchange issues in general. The Fund aims for diversification not only among countries but also among industries in order to enable shareholders to participate in markets that do not necessarily move in concert with U.S. markets.

      Once the Fund has identified a rapidly expanding foreign economy, the Fund attempts to search out growing industries and corporations, focusing on companies with established records. Individual securities are selected based on value indicators, such as low price to earnings ratio. Foreign securities in the portfolio are generally listed on principal overseas exchanges.

      In pursuing its objective, the Fund may invest without limit in depository receipts of foreign issuers, and purchase convertible securities. The Fund may invest up to 15% of its net assets in illiquid securities, lend portfolio securities valued at up to one-third of total assets, and enter into repurchase agreements.

      In addition, the Fund may purchase index futures on the S&P 500 and other domestic indexes for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases. The Fund may also buy exchange traded or over-the-counter put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund may also use equity swap contracts and contracts for differences for these purposes.

      It is a policy of the Fund to stay fully invested in common stocks, index futures, equity swap contracts and contracts for differences even when the Manager believes that equity securities generally may under perform other types of investments. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total assets will be exposed to high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund will at all times invest at least 65% of its total assets in domestic common stocks and domestic equity derivatives. The Fund does not expect that it will invest in long or short-term fixed income securities for temporary defensive purposes.

      For a detailed description of the investment practices described in the preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

                          DESCRIPTION AND RISKS OF FUND
                                   INVESTMENTS

      The following is a detailed description of the various investment practices in which the Funds may engage (either directly or, in the case of the ICPA Fund, indirectly through investment in underlying Funds) and the risks associated with their use. Please refer to the "Investment Objectives and Policies" section above (or, in the case of the underlying Funds in which the ICPA Fund may invest, in the GMO Trust Prospectus dated August 29, 1997) for determination of which practices the Funds may engage in.

PORTFOLIO TURNOVER

      Portfolio turnover is not a limiting factor with respect to investment decisions for the Funds. The portfolio turnover rate of the FV Fund is shown under the heading "Financial Highlights." Portfolio turnover for the ICPA Fund is not expected to exceed 150%.

      In any particular year, market conditions may well result in greater rates than are presently anticipated. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the relevant Funds, and may well involve realization of capital gains that would be taxable when distributed to shareholders of the relevant Funds unless such shareholders are themselves exempt. See "Taxes" below.

DIVERSIFIED PORTFOLIOS

      It is a fundamental policy of the ICPA Fund and the FV Fund, which may not be changed without shareholder approval, that at least 75% of the value of each such Funds' total assets are represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the relevant Fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer. Each such Fund is referred to herein as a "diversified" fund.

CERTAIN RISKS OF FOREIGN INVESTMENTS

      GENERAL. Investment in foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign governments and companies and foreign securities markets are less liquid and at times more volatile than comparable U.S. securities and securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in these foreign countries. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas. Investors should also be aware that under certain circumstances, markets which are perceived to have similar characteristics to troubled markets may be adversely affected whether or not similarities actually exist.

      EMERGING MARKETS. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce a Fund's income from such securities. Finally, because publicly traded debt instruments of emerging markets represent a relatively recent innovation in the world debt markets, there is little historical data or related market experience concerning the attributes of such instruments under all economic, market and political conditions.

      In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of emerging country debt instruments to make payments on their debt obligations, regardless of their financial condition. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments or, in the case of fixed-income securities, interest thereon.

      DIRECT INVESTMENT IN RUSSIAN SECURITIES. A Fund may invest directly in securities of Russian issuers. Investment in securities of such issuers presents many of the same risks as investing in securities of issuers in other emerging market economies, as described in the immediately preceding section. However, the political, legal and operational risks of investing in Russian issuers, and of having assets maintained within Russia, may be particularly acute.

      A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of private companies is recorded. When a Fund invests in a Russian issuer, it will receive a "share extract," but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

SECURITIES LENDING

      The Funds may make secured loans of portfolio securities amounting to not more than one-third of the relevant Fund's total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Manager to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government Securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest the Fund would have received had the securities not been lent. If the loan is collateralized by U.S. Government Securities, the Fund will receive a fee from the borrower. In the case of loans collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The Manager has retained lending agents on behalf of several of the Funds that are compensated based on a percentage of a Fund's return on the securities lending activity. The Fund also pays various fees in connection with such loans including shipping fees and reasonable custodian fees approved by the Trustees of the Trust or persons acting pursuant to direction of the Board.

DEPOSITORY RECEIPTS

      The Funds may invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs) (collectively, "Depository Receipts") if issues of such Depository Receipts are available that are consistent with a Fund's investment objective. Depository Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying securities are denominated or traded. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

CONVERTIBLE SECURITIES

      A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar non-convertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. The Manager regards convertible securities as a form of equity security.

FUTURES AND OPTIONS

      As described under "Investment Objectives and Policies" above, the Funds may use futures and options for various purposes. Such transactions may involve options, futures and related options on futures contracts, and those instruments may relate to particular equity and fixed income securities, equity and fixed income indexes, and foreign currencies. The Funds may also enter into a combination of long and short positions (including spreads and straddles) for a variety of investment strategies, including protecting against changes in certain yield relationships.

      The use of futures contracts and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Losses incurred in transactions in futures and options on futures and the costs of these transactions will affect a Fund's performance. See Appendix A, "Risks and Limitations of Options, Futures and Swaps" for a more detailed discussion of the limits, conditions and risks of the Fund's investments in futures contracts and related options.

      OPTIONS. As has been noted above, the Funds may use options and (1) may enter into contracts giving third parties the right to buy the Fund's portfolio securities for a fixed price at a future date (writing "covered call options");
(2) may enter into contracts giving third parties the right to sell securities to the Fund for a fixed price at a future date (writing "covered put options"); and (3) may buy the right to purchase securities from third parties ("call options") or the right to sell securities to third parties ("put options") for a fixed price at a future date.

      WRITING COVERED OPTIONS. The Funds may seek to increase its return by writing covered call or put options on optionable securities or indexes. A call option written by a Fund on a security gives the holder the right to buy the underlying security from the Fund at a stated exercise price; a put option gives the holder the right to sell the underlying security to the Fund at a stated exercise price. In the case of options on indexes, the options are usually cash settled based on the difference between the strike price and the value of the index.

      The Fund will receive a premium for writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price and volatility of the underlying security or securities index to the exercise price of the option, the remaining term of the option, supply and demand and interest rates. By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option on a security, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value. In the case of options on an index, if a Fund writes a call, any profit by the Fund in respect of portfolio securities expected to correlate with the index will be limited by an increase in the index above the exercise price of the option. If the Fund writes a put on an index, the Fund may be required to make a cash settlement greater than the premium received if the index declines.

      A call option on a security is "covered" if a Fund owns the underlying security or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities or other high grade debt obligations in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash, U.S. Government Securities or other high grade debt obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

      If the writer of an option wishes to terminate its obligation, it may effect a "closing purchase transaction." This is accomplished, in the case of exchange traded options, by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. The writer of an option may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that the Fund will be able to effect a closing purchase or a closing sale transaction at any particular time. Also, an over-the-counter option may be closed out only with the other party to the option transaction.

      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or high grade debt obligations. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

      A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index of securities, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or securities owned by the Fund.

      A Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. In that event, the Fund's return will be the premium received from the put option minus the cost of closing the position or, if it chooses to take delivery of the security, the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in market environments analogous to those in which call options are used in buy-and-write transactions.

      The extent to which the Fund will be able to write and purchase call and put options may be restricted by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code.

      FUTURES. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to pay for and take delivery of the type of financial instrument called for in the contract in a specified delivery month, at a stated price. In some cases, the specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Some futures contracts are "cash settled" (rather than "physically settled," as described above) which means that the purchase price is subtracted from the current market value of the instrument and the net amount if positive is paid to the purchaser, and if negative is paid by the purchaser. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Under U.S. law, futures contracts on individual equity securities are not permitted. See Appendix A, "Risks and Limitations of Options, Futures and Swaps" for more information concerning these practices and their accompanying risks.

      The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash or U.S. Government Securities generally not exceeding 5% of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

      In most cases futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, a loss will be realized.

      The ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

      INDEX FUTURES. The Funds may purchase futures contracts on various securities indexes ("Index Futures"). A Fund's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the CFTC.

      An Index Future may call for "physical delivery" or be "cash settled." An Index Future that calls for physical delivery is a con tract to buy an integral number of units of the particular securities index at a specified future date at a price agreed upon when the contract is made. A unit is the value from time to time of the relevant index. While a Fund that purchases an Index Future that calls for physical delivery is obligated to pay the face amount on the stated date, such an Index Future may be closed out on that date or any earlier date by selling an Index Future with the same face amount and contract date. This will terminate the Fund's position and the Fund will realize a profit or a loss based on the difference between the cost of purchasing the original Index Future and the price obtained from selling the closing Index Future. The amount of the profit or loss is determined by the change in the value of the relevant index while the Index Future was held.

      Index Futures that are "cash settled" provide by their terms for settlement on a net basis reflecting changes in the value of the underlying index. Thus, the purchaser of such an Index Future is never obligated to pay the face amount of the contract. The net payment obligation may in fact be very small in relation to the face amount.

      A Fund may close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day) with settlement made, in the case of S&P 500 Index Futures, with the Commodities Clearing House. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases foreign stock Index Futures.

      The price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the S&P 500 Index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

      The use of Index Futures involves risk. See Appendix A, "Risks and Limitations of Options, Futures and Swaps" for a more detailed discussion of the limits, conditions and risks of the Funds' investment in futures contracts.

      INTEREST RATE FUTURES. For the purposes previously described, the Funds may engage in a variety of transactions involving the use of futures with respect to U.S. Government Securities and other fixed income securities. The use of interest rate futures involves risk.

See Appendix A, "Risks and Limitations of Options, Futures and Swaps" for a more detailed discussion of the limits, conditions and risks of the Fund's investment in futures contracts.

      OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. See "Description and Risks of Fund Investment Practices -- Foreign Currency Transactions" for a description of the Funds' use of options on currency futures.

USES OF OPTIONS, FUTURES AND OPTIONS ON FUTURES

      RISK MANAGEMENT. When futures and options on futures are used for risk management, a Fund will generally take long positions (e.g., purchase call options, futures contracts or options thereon) in order to increase the Fund's exposure to a particular market, market segment or foreign currency. In the case of futures and options on futures, a Fund is only required to deposit the initial and variation margin as required by relevant CFTC regulations and the rules of the contract markets. Because the Fund will then be obligated to purchase the security or index at a set price on a future date, the Fund's net asset value will fluctuate with the value of the security as if it were already included in the Fund's portfolio. Risk management transactions have the effect of providing a degree of investment leverage, particularly when the Fund does not segregate assets equal to the face amount of the contract (i.e., in cash settled futures contracts) since the futures contract (and related options) will increase or decrease in value at a rate which is a multiple of the rate of increase or decrease in the value of the initial and variable margin that the Fund is required to deposit. As a result, the value of the Fund's portfolio will generally be more volatile than the value of comparable portfolios which do not engage in risk management transactions. A Fund will not, however, use futures and options on futures to obtain greater volatility than it could obtain through direct investment in securities; that is, a Fund will not normally engage in risk management to increase the average volatility (beta) of that Fund's portfolio above 1.00, the level of risk (as measured by volatility) that would be present if the Fund were fully invested in the securities comprising the relevant index. However, a Fund may invest in futures and options on futures without regard to this limitation if the face value of such investments, when aggregated with the Index Futures equity swaps and contracts for differences as described below does not exceed 10% of a Fund's assets.

      HEDGING. To the extent indicated elsewhere, a Fund may also enter into options, futures contracts and buy and sell options thereon for hedging. For example, if a Fund wants to hedge certain of its fixed income securities against a decline in value resulting from a general increase in market rates of interest, it might sell futures contracts with respect to fixed income securities or indexes of fixed income securities. If the hedge is effective, then should the anticipated change in market rates cause a decline in the value of the Fund's fixed income security, the value of the futures contract should increase. The Fund may also use futures contracts in anticipatory hedge transactions by taking a long position in a futures contract with respect to a security, index or foreign currency that a Fund intends to purchase (or whose value is expected to correlate closely with the security or currency to be purchased) pending receipt of cash from other transactions (including the proceeds from this offering) to be used for the actual purchase. Then if the cost of the security or foreign currency to be purchased by the Fund increases and if the anticipatory hedge is effective, that increased cost should be offset, at least in part, by the value of the futures contract. Options on futures contracts may be used for hedging as well. For example, if the value of a fixed-income security in a Fund's portfolio is expected to decline as a result of an increase in rates, the Fund might purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, for anticipatory hedging, the Fund may purchase call options or write put options as a substitute for the purchase of futures contracts. See "Description and Risks of Fund Investment Practices -- Foreign Currency Transactions" for more information regarding the currency hedging practices of certain Funds.

      INVESTMENT PURPOSES. To the extent indicated elsewhere, a Fund may also enter into futures contracts and buy and sell options thereon for investment. For example, a Fund may invest in futures when its Manager believes that there are not enough attractive securities available to maintain the standards of diversity and liquidity set for a Fund pending investment in such securities if or when they do become available. Through this use of futures and related options, a Fund may diversify risk in its portfolio without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. This use may also permit a Fund to avoid potential market and liquidity problems (e.g., driving up the price of a security by purchasing additional shares of a portfolio security or owning so much of a particular issuer's stock that the sale of such stock depresses that stock's price) which may result from increases in positions already held by the Fund.

      When any Fund purchases futures contracts for investment, it will maintain cash, U.S. Government Securities or other high grade debt obligations in a segregated account with its custodian in an amount which, together with the initial and variation margin deposited on the futures contracts, is equal to the face value of the futures contracts at all times while the futures contracts are held.

      Incidental to other transactions in fixed income securities, for investment purposes a Fund may also combine futures contracts or options on fixed income securities with cash, cash equivalent investments or other fixed income securities in order to create "synthetic" bonds which approximate desired risk and return profiles. This may be done where a "non-synthetic" security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain foreign governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to foreign withholding taxes). A Fund may also purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics. For greater detail, see "Foreign Currency Transactions" below. When a Fund creates a "synthetic" bond with a futures contract, it will maintain cash, U.S. Government securities or other high grade debt obligations in a segregated account with its custodian with a value at least equal to the face amount of the futures contract (less the amount of any initial or variation margin on deposit).

      SYNTHETIC SALES AND PURCHASES. Futures contracts may also be used to reduce transaction costs associated with short-term restructuring of a Fund's portfolio. For example, if a Fund's portfolio includes stocks of companies with medium-sized equity capitalization (e.g., between $300 million and $5.2 billion) and, in the opinion of the Manager, such stocks are likely to underperform larger capitalization stocks, the Fund might sell some or all of its mid-capitalization stocks, buy large capitalization stocks with the proceeds and then, when the expected trend had played out, sell the large capitalization stocks and repurchase the mid-capitalization stocks with the proceeds. In the alternative, the Fund may use futures to achieve a similar result with reduced transaction costs. In that case, the Fund might simultaneously enter into short futures positions on an appropriate index (e.g., the S&P Mid Cap 400 Index) (to synthetically "sell" the stocks in the Fund) and long futures positions on another index (e.g., the S&P 500) (to synthetically buy the larger capitalization stocks). When the expected trend has played out, the Fund would then close out both futures contract positions. A Fund will only enter into these combined positions if (1) the short position (adjusted for historic volatility) operates as a hedge of existing portfolio holdings, (2) the face amount of the long futures position is less than or equal to the value of the portfolio securities that the Fund would like to dispose of, (3) the contract settlement date for the short futures position is approximately the same as that for the long futures position and (4) the Fund segregates an amount of cash, U.S. Government Securities and other high-quality debt obligations whose value, marked-to-market daily, is equal to the Fund's current obligations in respect of the long futures contract positions. If a Fund uses such combined short and long positions, in addition to possible declines in the values of its investment securities, the Fund may also suffer losses associated with a securities index underlying the long futures position underperforming the securities index underlying the short futures position. However, the Manager will enter into these combined positions only if the Manager expects that, overall, the Fund will perform as if it had sold the securities hedged by the short position and purchased the securities underlying the long position. A Fund may also use swaps and options on futures to achieve the same objective. For more information, see Appendix A, "Risks and Limitations of Options, Futures and Swaps."

SWAP CONTRACTS AND OTHER TWO-PARTY CONTRACTS

      As has been described in the "Investment Objectives and Policies" section above, the Funds may use swap contracts and other two-party contracts for the same or similar purposes as they may use options, futures and related options. The use of swap contracts and other two-party contracts involves risk. See Appendix A, "Risks and Limitations of Options, Futures and Swaps" for a more detailed discussion of the limits, conditions and risks of the Funds' investments in swaps and other two-party contracts.

      SWAP CONTRACTS. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange returns (or differentials in rates of return) calculated with respect to a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. A Fund will usually enter into swaps on a net basis, i.e., the two returns are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two returns.

      INTEREST RATE AND CURRENCY SWAP CONTRACTS. Interest rate swaps involve the exchange of the two parties' respective commitments to pay or receive interest on a notional principal amount (e.g., an exchange of floating rate payments for fixed rate payments). Currency swaps involve the exchange of the two parties' respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

      EQUITY SWAP CONTRACTS AND CONTRACTS FOR DIFFERENCES. Equity swap contracts involve the exchange of one party's obligation to pay the loss, if any, with respect to a notional amount of a particular equity index (e.g., the S&P 500 Index) plus interest on such notional amount at a designated rate (e.g., the London Inter-Bank Offered Rate) in exchange for the other party's obligation to pay the gain, if any, with respect to the notional amount of such index.

      If the Fund enters into a long equity swap contract, the Fund's net asset value will fluctuate as a result of changes in the value of the equity index on which the equity swap is based as if it had purchased the notional amount of securities comprising the index. The Funds will not use long equity swap contracts to obtain greater volatility than it could obtain through direct investment in securities; that is, a Fund will not normally enter an equity swap contract to increase the volatility (beta) of the Fund's portfolio above 1.00, the volatility that would be present in the stocks comprising the Fund's benchmark index. However, a Fund may invest in long equity swap contracts without regard to this limitation if the notional amount of such equity swap contracts, when aggregated with the Index Futures as described above and the contracts for differences as described below, does not exceed 10% of a Fund's net assets.

      Contracts for differences are swap arrangements in which a Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or "baskets" of securities. As to one of the baskets, the Fund's return is based on theoretical long futures positions in the securities comprising that basket (with an aggregate face value equal to the notional amount of the contract for differences) and as to the other basket, the Fund's return is based on theoretical short futures positions in the securities comprising the basket. The Fund may also use actual long and short futures positions to achieve the same market exposure(s) as contracts for differences. The Funds will only enter into contracts for differences where payment obligations of the two legs of the contract are netted and thus based on changes in the relative value of the baskets of securities rather than on the aggregate change in the value of the two legs. The Funds will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long leg will outperform the basket constituting the short leg. However, it is possible that the short basket will outperform the long basket - resulting in a loss to the Fund, even in circumstances where the securities in both the long and short baskets appreciate in value.

      Except for instances in which a Fund elects to obtain leverage up to the 10% limitation mentioned above, a Fund will maintain cash, U.S. Government Securities or other high grade debt obligations in a segregated account with its custodian in an amount equal to the aggregate of net payment obligations on its swap contracts and contracts for differences, marked to market daily.

      A Fund may enter into swaps and contracts for differences for hedging, investment and risk management. When using swaps for hedging, a Fund may enter into an interest rate, currency or equity swap, as the case may be, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. For risk management or investment purposes a Fund may also enter into a contract for differences in which the notional amount of the theoretical long position is greater than the notional amount of the theoretical short position. A Fund will not normally enter into a contract for differences to increase the volatility (beta) of the Fund's portfolio above 1.00. However, a Fund may invest in contracts for differences without regard to this limitation if the aggregate amount by which the theoretical long positions of such contracts exceed the theoretical short positions of such contracts, when aggregated with the Index Futures and equity swap contracts as described above, does not exceed 10% of a Fund's net assets.

      INTEREST RATE CAPS, FLOORS AND COLLARS. The Funds may use interest rate caps, floors and collars for the same purposes or similar purposes as for which they use interest rate futures contracts and related options. Interest rate caps, floors and collars are similar to interest rate swap contracts because the payment obligations are measured by changes in interest rates as applied to a notional amount and because they are individually negotiated with a specific counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specific index exceeds a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. The purchase of an interest rate collar entitles the purchaser, to the extent that a specified index exceeds or falls below two specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate collar. Except when using such contracts for risk management, a Fund will maintain cash, U.S. Government Securities or other high grade debt obligations in a segregated account with its custodian in an amount at least equal to its obligations, if any, under interest rate cap, floor and collar arrangements. As with futures contracts, when a Fund uses notional amount contracts for risk management it is only required to segregate assets equal to its net payment obligation, not the notional amount of the contract. In those cases, the notional amount contract will have the effect of providing a degree of investment leverage similar to the leverage associated with non-segregated futures contracts. The Fund's use of interest rate caps, floors and collars for the same or similar purposes as those for which they use futures contracts and related options present the same risks and similar opportunities to those associated with futures and related options. For a description of certain limitations on the Funds' use of caps, floors and collars, see Appendix A, "Risks and Limitations of Options, Futures and Swaps -
- Additional Regulatory Limitations on the Use of Futures, Related Options, Interest Rate Floors, Caps and Collars and Interest Rate and

Currency Swap Contracts." Because caps, floors and collars are recent innovations for which standardized documentation has not yet been developed they are deemed by the SEC to be relatively illiquid investments which are subject to a Fund's limitation on investment in illiquid securities. See "Description and Risks of Fund Investments -- Illiquid Securities."

FOREIGN CURRENCY TRANSACTIONS

      Funds that are permitted to invest in securities denominated in foreign currencies may buy or sell foreign currencies, deal in forward foreign currency contracts, currency futures contracts and related options and options on currencies. These Funds may use such currency instruments for hedging, investment or currency risk management. Currency risk management may include taking active currency positions relative to both the securities portfolio of the Fund and the Fund's performance benchmark.

      Forward foreign currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. Options on currency futures contracts give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. Options on currencies give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period.

      The Funds may enter into forward contracts for hedging under three circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

      Second, when the Manager of a Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Maintaining a match between the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

      Third, the Fund may engage in currency "cross hedging" when, in the opinion of the Manager, the historical relationship among foreign currencies suggests that the Fund may achieve the same protection for a foreign security at reduced cost through the use of a forward foreign currency contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated. By engaging in cross hedging transactions, the Funds assume the risk of imperfect correlation between the subject currencies. These practices may present risks different from or in addition to the risks associated with investments in foreign currencies. See Appendix A, "Risks and Limitations of Options, Futures and Swaps."

      A Fund is not required to enter into hedging transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. By entering into the above hedging transactions, the Funds may be required to forego the benefits of advantageous changes in the exchange rates.

      The Funds may also enter foreign currency forward contracts for investment and currency risk management. When a Fund uses currency instruments for such purposes, the foreign currency exposure of the Fund may differ substantially from the currencies in which the Fund's investment securities are denominated. However, the Fund's aggregate foreign currency exposure will not normally exceed 100% of the value of the Fund's securities, except that a Fund may use currency instruments without regard to this limitation if the amount of such excess, when aggregated with futures contracts, equity swap contracts and contracts for differences used in similar ways, does not exceed 10% of a Fund's net assets.

      Except to the extent that a Fund may use such contracts for risk management, whenever a Fund enters into a foreign currency forward contract, other than a forward contract entered into for hedging, it will maintain cash, U.S. Government securities or other high grade debt obligations in a segregated account with its custodian with a value, marked to market daily, equal to the amount of the currency required to be delivered. A Fund's ability to engage in forward contracts may be limited by tax considerations.

      A Fund may use currency futures contracts and related options and options on currencies for the same reasons for which they use currency forwards. Except to the extent that the Funds may use futures contracts and related options for risk management, a Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on currency futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the Fund in cash, U.S. Government securities or other high grade debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, the Fund will maintain an amount of cash, U.S. Government securities or other high grade debt obligations in a segregated account with its custodian equal in value to the difference. Alternatively, the Fund may cover the call option by owning securities denominated in the currency with a value equal to the face amount of the contract(s) or through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Fund.

REPURCHASE AGREEMENTS

      The Funds may enter into repurchase agreements with banks and broker-dealers by which a Fund acquires a security (usually an obligation of the Government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-on price and date. The resale price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default in its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject the Fund to expenses, delays and risks of loss including: (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

DEBT AND OTHER FIXED INCOME SECURITIES GENERALLY

      Debt and Other Fixed Income Securities include fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private issuers.

      Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Obligations of issuers are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Fixed income securities denominated in foreign currencies are also subject to the risk of a decline in the value of the denominating currency.

      Because interest rates vary, it is impossible to predict the future income of a Fund investing in such securities. The net asset value of each such Fund's shares will vary as a result of changes in the value of the securities in its portfolio and will be affected by the absence and/or success of hedging strategies.

TEMPORARY HIGH QUALITY CASH ITEMS

      As described under "Investment Objectives and Policies" above, the Funds may temporarily invest a portion of its assets in cash or cash items pending other investments or in connection with the maintenance of a segregated account. These cash items must be of high quality and may include a number of money market instruments such as securities issued by the United States government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. By investing only in high quality money market securities a Fund will seek to minimize credit risk with respect to such investments.

U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT SECURITIES

      U.S. Government Securities include securities issued or guaranteed by the U.S. government or its authorities, agencies or instrumentalities. Foreign Government Securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies or instrumentalities or by supra-national agencies. U.S. Government Securities and Foreign Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S.

Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. Similarly, some Foreign Government Securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. In the case of certain countries, Foreign Government Securities may involve varying degrees of credit risk as a result of financial or political instability in such countries and the possible inability of a Fund to enforce its rights against the foreign government issuer.

      Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities, and include such entities as the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community and the Inter-American Development Bank.

      Like other fixed income securities, U.S. Government Securities and Foreign Government Securities are subject to market risk and their market values fluctuate as interest rates change. Thus, for example, the value of an investment in a Fund which holds U.S. Government Securities or Foreign Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities and Foreign Government Securities tend to be lower than those of corporate securities of comparable maturities.

      In addition to investing directly in U.S. Government Securities and Foreign Government Securities, the Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government Securities and Foreign Government Securities. These certificates of accrual and similar instruments may be more volatile than other government securities.

LOWER RATED SECURITIES

      Certain Funds may invest some or all of their assets in securities rated below investment grade (that is, rated below BBB by Standard & Poor's or below Baa by Moody's) at the time of purchase, including securities in the lowest rating categories, and comparable unrated securities ("Lower Rated Securities"). A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although the Manager will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective.

      Lower Rated Securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed income securities. Lower Rated Securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in Lower Rated Securities may be more dependent on the Manager's own credit analysis than is the case with higher quality bonds. The market for Lower Rated Securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for Lower Rated Securities. This reduced liquidity at certain times may affect the values of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment grade quality are commonly referred to as "junk bonds." Securities in the lowest rating categories may be in poor standing or in default. Securities in the lowest investment grade category (BBB or Baa) have some speculative characteristics. See Appendix B for more information concerning commercial paper and corporate debt ratings.

INDEXED SECURITIES

      Indexed Securities are securities the redemption values and/or the coupons of which are indexed to the prices of a specific instrument or statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate- term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

      Indexed securities in which the Funds may invest include so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple of the rate at which fixed-rate long-term securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate securities.

      A Fund's investment in indexed securities may also create taxable income in excess of the cash such investments generate. See "Taxes - Tax Implications of Certain Investments" in this Prospectus.

FIRM COMMITMENTS

      A firm commitment agreement is an agreement with a bank or broker-dealer for the purchase of securities at an agreed-upon price on a specified future date. A Fund may enter into firm commitment agreements with such banks and broker-dealers with respect to any of the instruments eligible for purchase by the Fund. A Fund will only enter into firm commitment arrangements with banks and broker-dealers which the Manager determines present minimal credit risks. A Fund will maintain in a segregated account with its custodian cash, U.S. Government Securities or other liquid high grade debt obligations in an amount equal to the Fund's obligations under firm commitment agreements.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

      The Funds may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

      Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

      A Fund which makes such investments will establish segregated accounts with its custodian in which the Fund will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are not considered borrowings by a Fund for purposes of a Fund's fundamental investment restriction with respect to borrowings.

ILLIQUID SECURITIES

      The Funds may purchase "illiquid securities," i.e., securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment, which include securities whose disposition is restricted by securities laws, so long as no more than 15% of net assets would be invested in such illiquid securities. The Fund currently intends to invest in accordance with the SEC staff view that repurchase agreements maturing in more than seven days are illiquid securities. The SEC staff has stated informally that it is of the view that over-the-counter options and securities serving as cover for over-the-counter options are illiquid securities. While the Trust does not agree with this view, it will operate in accordance with any relevant formal guidelines adopted by the SEC.

      In addition, the SEC staff considers equity swap contracts, caps, floors and collars to be illiquid securities. Consequently, while the staff maintains this position, the Fund will not enter into an equity swap contract or a reverse equity swap contract or purchase a cap, floor or collar if, as a result of the investment, the total value (i.e., marked-to-market value) of such investments (without regard to their notional amount) together with that of all other illiquid securities which the Fund owns would exceed 15% of the Fund's total assets.

SPECIAL ASSET ALLOCATION FUND CONSIDERATIONS

      The Manager does not charge an investment management fee for asset allocation advice provided to the Asset Allocation Funds (including the ICPA
Fund), but certain other expenses such as custody, transfer agency and audit fees will be borne by the Asset Allocation Funds. Investors in Asset Allocation Funds will also indirectly bear a proportionate share of the Total Operating Expenses (including investment management, custody, transfer agency, audit and other Fund expenses) of the underlying Funds in which the Asset Allocation Funds invest, as well as any purchase premiums or redemption fees charged by such underlying Funds. Since the Manager will receive fees from the underlying Funds, the Manager has a financial incentive to invest the assets of the Asset Allocation Funds in underlying Funds with higher fees, despite the investment interests of the Asset Allocation Funds. The Manager is legally obligated to disregard that incentive in selecting shares of the underlying Funds.


                       ADDITIONAL INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS:

      Without a vote of the majority of the outstanding voting securities of the Funds, the Trust will not take any of the following actions with respect to the Funds as indicated:

      (1) Borrow money except under the following circumstances: (i) The Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) The Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; (iii) The Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that the Fund establishes a segregated account with its custodian in which it maintains cash and/or high grade debt securities equal in value to its obligations in respect of these transactions. Under current pronouncements of the SEC staff, such transactions are not treated as senior securities so long as and to the extent that the Fund establishes a segregated account with its custodian in which it maintains liquid assets, such as cash, U.S. Government securities or other appropriate high grade debt securities equal in value to its obligations in respect of these transactions.

      (2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

      (3) Make short sales of securities or maintain a short position for the Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

      (4) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

      (5) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

      (6) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 100% of each Fund's total assets.

      (7) Concentrate more than 25% of the value of its total assets in any one industry.

      (8) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon.

      (9) Issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements and standby commitment agreements fall within the functional meaning of the term "evidence of indebtedness", the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if a Fund covers such securities by maintaining certain "segregated accounts." Similarly, so long as such segregated accounts are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by non-fundamental policy (5) below; any borrowing permitted by restriction 1 above; any collateral arrangements with respect to initial and variational margin permitted by non-fundamental policy
(5) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.

NON-FUNDAMENTAL RESTRICTIONS:

      It is contrary to the present policy of the Funds which may be changed by the Trustees without shareholder approval, to:

      (1) Invest in warrants or rights excluding options (other than warrants or rights acquired by the Fund as a part of a unit or attached to securities at the time of purchase).

      (2) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

      (3) Make investments for the purpose of gaining control of a company's management.

      (4) Invest more than 15% of net assets in illiquid securities. The securities currently thought to be included as "illiquid securities" are restricted securities under the Federal securities laws (including illiquid securities traded under Rule 144A), repurchase agreements and securities that are not readily marketable. To the extent the Trustees determine that restricted securities traded under Section 4(2) or Rule 144A under the Securities Act of 1933 are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

      (5) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 331/3% of the Fund's total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively is not deemed to be a pledge or encumbrance.)

      Except as indicated above in Fundamental Restriction No. 1, all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

      The phrase "shareholder approval," as used in the Prospectus, and the phrase "vote of a majority of the outstanding voting securities," as used herein with respect to a Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                                MULTIPLE CLASSES

      The ICPA Fund has three classes of shares, Class I, Class II and Class III Shares, but is currently offering only Class III Shares. The FV Fund has four classes of shares, Class I, Class II, Class III and Class IV Shares, but is currently offering only Class III and Class IV Shares. Class IV Shares of the FV Fund are for clients making very large investments in the FV Fund or making investments in the FV Fund in conjunction with a very large commitment of assets to GMO. See "Eligibility for Classes" below.

SHAREHOLDER SERVICE FEES

      The principal economic difference among the various classes of shares is the level of Shareholder Service Fee which the classes bear for client and shareholder service, reporting and other support. The existence of multiple classes reflects the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the Shareholder Service Fee is lower for classes where eligibility criteria require greater total assets under GMO's management.

      The Trust has adopted a Shareholder Servicing Plan with respect to the multiple classes of shares. Pursuant to the terms of the Shareholder Servicing Plan, the classes will pay the following Shareholder Service Fees, expressed as an annual percentage of the average daily net assets attributable to that class of shares:

      -------------------------------------------------------------------------
       Fund                Class I      Class II       Class III      Class IV
      -------------------------------------------------------------------------
       ICPA Fund(1)         0.13%         0.07%          0.00%          N/A
      -------------------------------------------------------------------------
       FV Fund              0.28%         0.22%          0.15%         0.13%
      -------------------------------------------------------------------------


ELIGIBILITY FOR CLASSES

      CLASS I, CLASS II AND CLASS III SHARES: With certain exceptions described below, eligibility for Class I, Class II, and Class III Shares depends on a client's "TOTAL INVESTMENT" with GMO. For clients with GMO accounts as of May 31, 1996, their initial Total Investment will equal the market value of all of their GMO investments as of May 31, 1996 and will subsequently be adjusted as described below.

      For clients establishing a relationship with GMO on or after June 1, 1996, Total Investment is equal at any time to the aggregate of all amounts contributed by the client to any GMO Fund, less the "INVESTMENT COST" of all redemptions by the client from such Funds. Where applicable, the market value of assets managed by GMO for the client other than in a mutual fund, as of the prior month end, will be added to the client's Total Investment. For purposes of class eligibility, market appreciation or depreciation of a client's mutual fund account is not considered; the Total Investment of a client is affected only by the amount of purchases and redemptions made by the client. Further, it is assumed that any redemptions made by a client are satisfied first by market appreciation so that a redemption does not have Investment Cost except to the extent that the redemption or withdrawal exceeds the market appreciation of the client's account in a Fund.

      Subject to the exceptions set forth following this table, the minimum Total Investment for a new client (establishing a GMO Account after June 1,
1996) to be eligible for Class I, II or III Shares of the Funds is set forth in the following table:

             --------------------------------------------------------
               CLASS OF SHARES            MINIMUM TOTAL INVESTMENT
             --------------------------------------------------------
                  Class I                           N/A
             --------------------------------------------------------
                  Class II                          N/A
             --------------------------------------------------------
                  Class III                      $1 Million
             --------------------------------------------------------


      Investments by defined contribution pension plans (such as 401(k) plans) will be accepted only in the Class of Shares with the highest Shareholder Service Fee then available, regardless of the size of the investment, and will not be eligible to convert to other classes with lower Shareholder Service Fees.

      CLASS IV SHARES: Class IV Shares bear significantly lower Shareholder Service Fees than other classes and are designed to accommodate clients making very large investments in a particular Fund or that are making investments into one or more Funds in conjunction with a very large commitment of assets to investment management by GMO.

-----------
      (1) The ICPA Fund will invest in Class III shares of underlying Funds and will therefore also indirectly bear an additional Shareholder Service Fee of 0.15%. Thus, the total Shareholder Service Fee borne by Class I, Class II and Class III shares of the ICPA Fund is the same as that borne by the Class I, Class II and Class III shares, respectively, of the other GMO Funds.

      In order to purchase Class IV Shares, a client must meet EITHER (i) a minimum "Total Fund Investment" requirement, which includes only a client's total investment in the particular Fund for which this additional class of shares is available; OR (ii) a minimum "Total Investment" requirement, each as set forth in the table below:


--------------------------------------------------------------------------------
CLASS OF SHARES       MINIMUM TOTAL FUND INVESTMENT     MINIMUM TOTAL INVESTMENT
--------------------------------------------------------------------------------
Class IV                      $125 million                     $250 million
--------------------------------------------------------------------------------


      For clients with GMO accounts as of November 30, 1997, for purposes of determining a client's eligibility for Class IV Shares only, a client's initial Total Fund Investment and initial Total Investment will equal the market value of such client's investments in the particular Fund or in all investments advised by the Manager and its affiliates, as the case may be, as of November 30, 1997.

      For clients establishing a relationship with GMO on or after December 1, 1997, their Total Fund Investment and Total Investment for purposes of determining eligibility for Class IV Shares will be determined similarly to the determination of Total Investment for purposes of eligibility for Class I, Class II and Class III Shares described above ( i.e., appreciation and depreciation of Fund shares is not considered in either calculation; a client's Total Investment is affected only by the amount of contributions to and withdrawals from Fund accounts made by the client and changes in the market value of any non-mutual fund investment with GMO or its affiliates as of the month-end prior to the date that Total Investment is being computed; a client's Total Fund Investment is affected only by the amount of contributions to and withdrawals from the relevant Fund made by the client). Similar to Class I, Class II and Class III Shares, it is assumed that any Fund redemptions or withdrawals made by a client are satisfied first from market appreciation in their shares, so that a redemption or withdrawal does not lower a client's Total Investment or Total Fund Investment unless the redemption or withdrawal exceeds the value of market appreciation. However, with respect to Class IV Shares only, a withdrawal from a non-mutual fund account, or a withdrawal of Fund shares in excess of market appreciation, will only affect a client's Total Investment or Total Fund Investment if, on the date of computation, the aggregate value of such withdrawals since the previous computation of Total Investment or Total Fund Investment, as the case may be (the "prior computation date"), equals or exceeds 10% of the value of such client's Total Investment or Total Fund Investment as of the prior computation date.

      There is no minimum for subsequent investments into any class of shares.

      The Manager will make all determinations as to aggregation of client accounts for purposes of determining eligibility.

CONVERSIONS BETWEEN CLASSES

      On July 31 of each year and on such other dates as may be determined by the Manager (each a "DETERMINATION DATE") the amount of each client's Total Investment and Total Fund Investment, as defined above, will be determined. Based on that determination, each client's shares of all Funds will be automatically converted to the class with the lowest Shareholder Service Fee for which the client is eligible to purchase based on their Total Investment or Total Fund Investment, as the case may be, on the Determination Date, and which is then being offered by the Fund. The conversion will occur within 15 business days following the Determination Date. Also, if a client makes an investment in a GMO Fund or puts additional assets under GMO's management so as to cause the client to be eligible for a new class of shares, such determination will be made as of the close of business on the last day of the month in which the investment was made, and the conversion will be effected within 15 business days of that month-end.

      The Trust has been advised by counsel that the conversion of a client's investment from one class of shares to another class of shares in the Fund should not result in the recognition of gain or loss in the converted Fund's shares. The client's tax basis in the new class of shares immediately after the conversion should equal the client's basis in the converted shares immediately before conversion, and the holding period of the new class of shares should include the holding period of the converted shares.

      Investors should be aware that not all classes of all Funds are available in all jurisdictions.


                               PURCHASE OF SHARES

      Shares of a Fund are available only from the Trust and may be purchased on any day when the New York Stock Exchange is open for business (a "business day"). Shares may be purchased by calling (617) 330-7500. See "Purchase Procedures" below.

      The purchase price of a share of the Fund is (i) the net asset value next determined after a purchase order is received in good order plus (ii) a premium, if any, established from time to time by the Trust for the Fund and class to be purchased. All purchase premiums are paid to and retained by the Fund and are intended to cover the brokerage and other costs associated with putting the investment to work in the relevant markets. Each class of shares of a Fund has the same purchase premium.

      The purchase premium currently in effect for the FV Fund is 0.15%. The purchase premium currently in effect for the ICPA Fund is 0.65%.

      Purchase premiums generally apply only to cash transactions. These fees are paid to and retained by the Fund itself and are designed to allocate transaction costs caused by shareholder activity to the shareholder generating the activity, rather than to the Fund as a whole. Purchase premiums are not sales loads.

      In certain limited circumstances, the purchase premiums and/or redemption fees for the Fund may be waived in part or in full. The circumstances are described in the footnotes to the Schedule of Fees and Expenses in this Prospectus.

      Normally, no purchase premium is charged with respect to in-kind purchases of Fund shares.

      Shares may be purchased (i) in cash, (ii) in exchange for securities on deposit at The Depository Trust Company ("DTC") (or such other depository acceptable to the Manager), subject to the determination by the Manager that the securities to be exchanged are acceptable, or (iii) by a combination of such securities and cash. In all cases, the Manager reserves the right to reject any particular investment. Securities acceptable to the Manager as consideration for Fund shares will be valued as set forth under "Determination of Net Asset Value" (generally the last quoted sale price) as of the time of the next determination of net asset value after such acceptance. All dividends, subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the relevant Fund and must be delivered to the Trust upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes may be realized by investors subject to federal income taxation upon the exchange, depending upon the investor's basis in the securities tendered.

      The Manager will not approve securities as acceptable consideration for Fund shares unless (1) the Manager, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities may be acquired under the investment restrictions applicable to the Fund. Investors interested in making in-kind purchases should telephone the Manager at (617) 330-7500.

      For purposes of calculating the purchase price of Trust shares, a purchase order is received by the Trust on the day that it is in "good order" and is accepted by the Trust. For a purchase order to be in "good order" on a particular day, the investor's consideration must be received before the relevant deadline on that day. If the investor makes a cash investment, the deadline for wiring Federal funds to the Trust is 2:00 p.m.; if the investor makes an investment in-kind, the investor's securities must be placed on deposit at DTC (or such other depository as is acceptable to the Manager) and 2:00 p.m. is the deadline for transferring those securities to the account designated by the transfer agent, Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Investors should be aware that approval of the securities to be used for purchase must be obtained from the Manager prior to this time. When the consideration is received by the Trust after the relevant deadline, the purchase order is not considered to be in good order and is required to be resubmitted on the following business day. With the prior consent of the Manager, in certain circumstances the Manager may, in its discretion, permit purchases based on receiving adequate written assurances that Federal Funds or securities, as the case may be, will be delivered to the Trust by 2:00 p.m. on or prior to the fourth business day after such assurances are received.

PURCHASE PROCEDURES:

      (a) GENERAL: Investors should call the Trust at (617) 330-7500 before attempting to place an order for Shares. The Trust reserves the right to reject any order for Trust shares. DO NOT SEND CASH, CHECKS OR SECURITIES DIRECTLY TO THE TRUST. Wire transfer and mailing instructions are contained on the PURCHASE ORDER FORM which can be obtained from the Trust at the telephone numbers set forth above.

      Purchases will be made in full and fractional shares of each Fund calculated to three decimal places. The Trust will send a written confirmation (including a statement of shares owned) to shareholders at the time of each transaction.

      (b) PURCHASE ORDER FORM: Investors must submit an application to the Trust and it must be accepted by the Trust before it will be considered in "good order."

      A Purchase Order Form for Shares may be obtained by calling the Trust at
(617) 330-7500. This Order Form may be submitted to the Trust (i) BY MAIL to GMO Trust c/o Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110; ATTENTION: Shareholder Services, or (ii) BY FACSIMILE to (617) 439-4192;
ATTENTION: Shareholder Services.

      (c) ACCEPTANCE OF ORDER: No purchase order is in "good order" until it has been accepted by the Trust. As noted above, investors should call the Trust at the telephone number indicated before attempting to place an order. If a Purchase Order Form is faxed to the Trust without first contacting the Trust, investors should not consider their order acknowledged until they have received notification from the Trust or have confirmed receipt of the order by contacting the Trust. A shareholder may confirm acceptance of a mailed or faxed purchase order by calling the Trust at (617) 330-7500. If a Purchase Order is mailed to the Trust, it will be acted upon when received.

      (d) PAYMENT: All Federal funds must be transmitted to Investors Bank & Trust Company for the account of the specific Fund of GMO Trust. "Federal funds" are monies credited to Investors Bank & Trust Company's account with the Federal Reserve Bank of Boston.

Note: The Trust may attempt to process orders for Trust shares that are submitted less formally than as described above, but, in such cases, the investor should carefully review confirmations sent by the Trust to verify that the order was properly executed. The Trust cannot be held responsible for failure to execute orders or improperly executing orders that are not submitted in accordance with these procedures.


                              REDEMPTION OF SHARES

      Shares of the Fund may be redeemed on any business day in cash or in kind. The redemption price is the net asset value per share next determined after receipt of the redemption request in "good order" less any applicable redemption fee. All redemption fees are paid to and retained by the Fund and are intended to cover the brokerage and other Fund costs associated with redemptions. All classes of a particular Fund bear the same redemption fee rate, if any.

      The redemption fee currently in effect for the ICPA Fund is 0.11%. No redemption fee is currently charged in connection with redemptions of shares of the FV Fund.

      Redemption fees apply only to cash transactions. These fees are paid to and retained by the Fund itself and are employed to allocate transaction costs caused by shareholder activity to the shareholder generating the activity, rather than to the Fund as a whole. Redemption fees are not sales loads or contingent deferred sales charges.

      In certain limited circumstances, the purchase premiums and/or redemption fees for the Fund may be waived in part or in full. The circumstances are described in the footnotes to the Schedule of Fees and Expenses in this Prospectus.

      If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Securities used to redeem Fund shares in-kind will be valued in accordance with the relevant Fund's procedures for valuation described under "Determination of Net Asset Value." Securities distributed by the Fund in-kind will be selected by the Manager in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. Any in-kind redemptions will be of readily marketable securities to the extent available. Investors may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

      Payment on redemption will be made as promptly as possible and in any event within seven days after the request for redemption is received by the Trust in "good order." A redemption request is in "good order" if it includes the exact name in which shares are registered, the investor's account number and the number of shares or the dollar amount of shares to be redeemed and if it is signed exactly in accordance with the form of registration. In addition, for a redemption request to be in "good order" on a particular day, the investor's request must be received by the Trust by 4:15 p.m. on a business day. When a redemption request is received after 4:15 p.m., the redemption request will not be considered to be in "good order" and is required to be resubmitted on the following business day. Persons acting in a fiduciary capacity, or on behalf of a corporation, partnership or trust must specify, in full, the capacity in which they are acting. The redemption request will be considered "received" by the Trust only after (i) it is mailed to, and received by, the Trust at the address set forth above for purchase orders, OR (ii) it is faxed to the Trust at the facsimile number set forth above for purchase orders, AND the investor has confirmed receipt of the faxed request by calling the Trust at (617) 330-7500. In-kind distributions will be transferred and delivered as directed by the investor. Cash payments will be made by transfer of Federal funds for payment into the investor's account.

      When opening an account with the Trust, shareholders will be required to designate the account(s) to which funds or securities may be transferred upon redemption. Designation of additional accounts and any change in the accounts originally designated must be made in writing.

      The Funds may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the value of the net assets of the Fund, or during any other period permitted by the Securities and Exchange Commission for the protection of investors. Because the International Funds each hold portfolio securities listed on foreign exchanges which may trade on days on which the New York Stock Exchange is closed, the net asset value of such Funds' shares may be significantly affected on days when shareholders have no access to such Funds.


                        DETERMINATION OF NET ASSET VALUE

      The net asset value of a share is determined for the Fund once on each day on which the New York Stock Exchange is open as of 4:15 p.m., New York City Time, except that a Fund may not determine its net asset value on days during which no security is tendered for redemption and no order to purchase or sell such security is received by the relevant Fund. A Fund's net asset value is determined by dividing the total market value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or, if there is no such reported sale, at the most recent quoted bid price. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price, except that debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, unless circumstances dictate otherwise. Circumstances may dictate otherwise, among other times, when the issuer's creditworthiness has become impaired.

      All other fixed income securities (which includes bonds, loans and structured notes) and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. While the Manager evaluates such primary pricing sources on an ongoing basis, and may change any pricing source at any time, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. However, the Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has the power to override any price supplied by a source (by taking a price supplied from another source) because of such price activity or because the Manager has other reasons to suspect that a price supplied may not be reliable.

      Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees or persons acting at their direction. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees may determine in computing net asset value.

      Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange and values of foreign options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the New York Stock Exchange which will not be reflected in the computation of the net asset value of the International Funds. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by the Trustees or persons acting at their direction.

      Because foreign securities, options on foreign securities and foreign futures are quoted in foreign currencies, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of shares of the International Funds even though there has not been any change in the values of such securities and options, measured in terms of the foreign currencies in which they are denominated.


                                  DISTRIBUTIONS

      The Funds intend to pay out as dividends, at least annually, substantially all of its net investment income (which is derived from dividends and interest it receives from its portfolio investments and net short-term capital gains). For these purposes and for federal income tax purposes, a portion of the premiums from certain expired call or put options written by a Fund, net gains from certain closing purchase and sale transactions with respect to such options and a portion of net gains from other options and futures transactions are treated as short-term capital gain. The Funds also intend to distribute substantially all of its net long-term capital gains, if any, after giving effect to any available capital loss carryovers. It is the policy of the Funds to make distributions, at least annually, sufficient to avoid the imposition of a non-deductible 4% excise tax on certain undistributed amounts of taxable investment income and capital gains. The policy of the Funds is to declare and pay distributions of its dividends, interest and foreign currency gains semi-annually. The Funds also intend to distribute net short-term capital gains and net long-term capital gains at least annually. Investors should be aware that by purchasing shares shortly before the record date of a dividend or capital gains distribution, they will pay the full price of the shares and shortly thereafter will receive some portion of the price paid back as a taxable dividend or taxable capital gains distribution.

      All dividends and/or distributions will be paid in shares of the relevant Fund, at net asset value, unless the shareholder elects to receive cash. There is no purchase premium on reinvested dividends or distributions. Shareholders may make this election by marking the appropriate box on the Application or by writing to the Trust.

      Certain of the Fund's investments, including assets "marked to the market" for federal income tax purposes, debt obligations issued or purchased at a discount and potentially so-called "indexed securities," will create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.


                                      TAXES

      Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. So long as a Fund so qualifies, the Fund itself will not pay federal income taxes on the amounts distributed.

      Fund distributions derived from interest, dividends and certain other income, including in general short-term capital gains, will be taxable as ordinary income to shareholders subject to federal income tax whether received in cash or reinvested shares. Distributions from a Fund will be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Pursuant to the Taxpayer Relief Act of 1997 (the "1997 Act"), two different tax rates apply to net capital gains (that is, the excess of net gains from capital assets held for more than one year ("long-term capital assets") over net losses from capital assets held for not more than one year ("short-term capital assets")). One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains") and a second, preferred rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of net capital gains will be treated in the hands of shareholders as mid-term gains to the extent designated by the Fund as deriving from net gains from assets held for more than one year but not more than 18 months, and the balance will be treated as adjusted net capital gains. Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the Fund. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by a shareholder with respect to those shares. The recognition of certain losses upon the sale of shares of a Fund may be limited to the extent shareholders dispose of shares of one Fund and invest in shares of the same or another Fund. A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

      For corporate shareholders, the dividends-received deduction will generally apply (subject to a holding period requirement imposed by the 1997
Act) to a Fund's dividends paid from investment income to the extent derived from dividends received from U.S. corporations. However, any distributions received by the Fund from REITs will not qualify for the corporate dividends-received deduction. The Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

      The back-up withholding rules do not apply to tax exempt entities so long as each such entity furnishes the Trust with an appropriate certification. However, other shareholders are subject to back-up withholding at a rate of 31% on all distributions of net investment income and capital gain, whether received in cash or reinvested in shares of the Fund, and on the amount of the proceeds of any redemption of Fund shares paid or credited to any shareholder account for which an incorrect or no taxpayer identification number has been provided, where appropriate certification has not been provided for a foreign shareholder, or where the Trust is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to such withholding).

      The foregoing is a general summary of the principal federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents or domestic corporations. Shareholders should consult their own tax advisors about the precise tax consequences of an investment in the Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisors about consequences under foreign, state, local or other applicable tax laws (including possible liability for federal alternative minimum tax).

WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS

      Dividend distributions (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of net realized long-term capital gains paid by a Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. However, such distributions and sale proceeds may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Federal regulations generally require the Funds to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and gains realized upon a sale of securities paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Also, the IRS may notify a Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return. Also, foreign shareholders with respect to whom income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. Again, foreign shareholders who are resident in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.

FOREIGN TAX CREDITS

      If, at the end of the fiscal year, more than 50% of the total assets of a Fund is represented by stock of foreign corporations, the Fund intends to make an election which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such case, the amounts of foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the 1997 Act). Shareholders whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the Fund, and may be disadvantaged as a result of the election described in this paragraph.

TAX IMPLICATIONS OF CERTAIN INVESTMENTS

      As described above under the heading "Distributions," certain of the Fund's investments, including assets "marked to the market" for federal income tax purposes, debt obligations issued or purchased at a discount and potentially so-called "index securities," will create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

      The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies may accelerate income, defer losses, cause adjustments in the holding periods of the Fund's securities and convert short-term capital gains or losses into long-term capital gains or losses. Qualification requirements noted above may restrict the Fund's ability to engage in these transactions, and these transactions may affect the amount, timing and character of distributions to shareholders. The tax consequences of certain hedging transactions have been modified by the 1997 Act.

      Investment by the Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on distributions received from the sale of its investment in such a company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a passive foreign investment company as a "qualified electing fund," or elect the mark-to-market election under proposed regulation 1.1291-8, which may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections may therefore require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which may also accelerate the recognition of gain and affect the Fund's total return.

LOSS OF REGULATED INVESTMENT COMPANY STATUS

      The Fund may experience particular difficulty qualifying as a regulated investment company in the case of highly unusual market movements, in the case of high redemption levels and/or during the first year of its operations. If the Fund does not qualify for taxation as a regulated investment company for any taxable year, the Fund's income will be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains, will be taxable to shareholders as ordinary income and subject to withholding in the case of non-U.S. shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.


                             MANAGEMENT OF THE TRUST

      The Funds are advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110 (the "Manager" or "GMO") which provides investment advisory services to a substantial number of institutional and other investors, including one other registered investment company. Grantham, Mayo, Van Otterloo & Co. LLC converted from a general partnership to a limited liability company on December 16, 1996. Each of the following four members holds a greater than 5% interest in the Manager: R. Jeremy Grantham, Richard A. Mayo, Eyk H.A. Van Otterloo and Kingsley Durant.

      Under separate Management Contracts with each Fund of the Trust, the Manager selects and reviews the Fund's investments and provides executive and other personnel for the management of the Trust. Pursuant to the Trust's Agreement and Declaration of Trust, the Board of Trustees supervises the affairs of the Trust as conducted by the Manager. In the event that the Manager ceases to be the manager of any Fund, the right of the Trust to use the identifying name "GMO" may be withdrawn.

      Each Management Contract provides for payment to the Manager of a management fee at the stated annual rates set forth under Schedule of Fees and Expenses. The management fee is computed and accrued daily, and paid monthly. While the fee paid to the Manager by the Funds is higher than that paid by most funds, each is comparable to the fees paid by many funds with similar investment objectives. In addition, with respect to each Fund, the Manager has voluntarily agreed to waive its fee and to bear certain expenses until further notice in order to limit the Fund's annual expenses to specified limits (with certain exclusions). These limits and the terms applicable to them are described under the Schedule of Fees and Expenses.

      During the fiscal year ended February 28, 1997, the Manager received, as compensation for management services rendered in such year (after waiver), an amount equal to 0.59% of the FV Fund's average daily net assets.

      Mr. Richard A. Mayo has been primarily responsible for the day-to-day management of the FV Fund since the inception of the Fund. Mr. R. Jeremy Grantham and Mr. Christopher Darnell will be primarily responsible for the day-to-day management of the ICPA Fund.

      Mr. Grantham, Mr. Mayo and Mr. Van Otterloo are all founding partners of the Manager, are currently members of the Manager, and have been engaged by the Manager in equity and fixed-income portfolio management since its inception in 1977. Mr. Grantham serves as President - Quantitative, Mr. Mayo serves as President - Domestic Active and Mr. Van Otterloo serves as President-International of the Trust. Mr. Darnell is a member of the Manager and has been with the Manager since 1979 and has been involved in equity portfolio management for more than ten years.

      Pursuant to an Administrative Services Agreement with GMO, Investors Bank & Trust Company provides administrative services to each of the Funds. GMO pays Investors Bank & Trust Company an annual fee for its services to each Fund.

      Pursuant to a Servicing Agreement with the Trust on behalf of each class of shares of each Fund, Grantham, Mayo, Van Otterloo & Co. LLC, in its capacity as the Trust's shareholder servicer (the "Shareholder Servicer") provides direct client service, maintenance and reporting to shareholders of each class of shares. Such servicing and reporting services include, without limitation, professional and informative reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in the correction and maintenance of client-related information.


                         ORGANIZATION AND CAPITALIZATION
                                  OF THE TRUST

      The Trust was established on June 24, 1985 as a business trust under Massachusetts law. The Trust has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series and classes of such shares. The Trusts's shares are presently divided into thirty-three series of shares, one for each of the ICPA Fund and FV Fund, and one for each of the Pelican Fund, Core Fund, Tobacco-Free Core Fund, Value Fund, Growth Fund, U.S. Sector Fund, Small Cap Value Fund, Small Cap Growth Fund, REIT Fund, International Core Fund, Currency Hedged International Core Fund, Foreign Fund, International Small Companies Fund, Japan Fund, Emerging Markets Fund, Evolving Countries Fund, Global Properties Fund, Domestic Bond Fund, U.S. Bond/Global Alpha A Fund, U.S. Bond/Global Alpha B Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Emerging Country Debt Fund, Short-Term Income Fund, Global Hedged Equity Fund, Inflation Indexed Bond Fund, International Equity Allocation Fund, World Equity Allocation Fund, Global (U.S.+) Equity Allocation Fund, and Global Balanced Allocation Fund, and up to eight classes of shares. All shares of all series are entitled to vote at any meetings of shareholders. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. All shares entitle their holders to one vote per share. Matters submitted to shareholder vote must be approved by each Fund separately except
(i) when required by the 1940 Act shares shall be voted together as a single class and (ii) when the Trustees have determined that the matter does not affect a Fund, then only shareholders of the Fund(s) affected shall be entitled to vote on the matter. Shareholders of a particular class of shares do not have separate class voting rights except with respect to matters that affect only that class of shares or as otherwise required by law. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, in liquidation of the Trust, are entitled to receive the net assets of their Fund, but not of any other Fund. Shareholders holding a majority of the outstanding shares of all series may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent.

      On November 25, 1997, Leland Stanford Junior University II held greater than 25% of the outstanding shares of the FV Fund. As a result, such shareholder may be deemed to "control" the FV Fund as such term is defined in the 1940 Act.

      Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the risk of a shareholder incurring financial loss on account of that liability is considered remote since it may arise only in very limited circumstances.

                                   APPENDIX A

               RISKS AND LIMITATIONS OF OPTIONS, FUTURES AND SWAPS




      LIMITATIONS ON THE USE OF OPTIONS AND FUTURES PORTFOLIO STRATEGIES. As noted in "Descriptions and Risks of Fund Investment Practices--Futures and Options" above, the Funds may use futures contracts and related options for hedging and, in some circumstances, for risk management or investment but not for speculation. Thus, except when used for risk management or investment, the Fund's long futures contract positions (less its short positions) together with the Fund's cash (i.e., equity or fixed income) positions will not exceed the Fund's total net assets.

      The Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations.

      RISK FACTORS IN OPTIONS TRANSACTIONS. The option writer has no control over when the underlying securities or futures contract must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security or futures contract during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or futures contract. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security or futures contract at the exercise price, which will usually exceed the then market value of the underlying security or futures contract.

      An exchange-traded option may be closed out only on a national securities exchange ("Exchange") which generally provides a liquid secondary market for an option of the same series. An over-the-counter option may be closed out only with the other party to the option transaction. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund holding the option would have to exercise the option in order to realize any profit. For example, in the case of a written call option, if the Fund is unable to effect a closing purchase transaction in a secondary market (in the case of a listed option) or with the purchaser of the option (in the case of an over-the-counter-option), the Fund will not be able to sell the underlying security (or futures contract) until the option expires or it delivers the underlying security (or futures contract) upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange should continue to be exercisable in accordance with their terms.

      The Exchanges have established limitations governing the maximum number of options which may be written by an investor or group of investors acting in concert. It is possible that the Funds, the Manager and other clients of the Manager may be considered to be such a group. These position limits may restrict a Fund's ability to purchase or sell options on a particular security.

      The amount of risk a Fund assumes when it purchases an option is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed below, the purchase of an option also entails the risk that changes in the value of the underlying security or futures contract will not be fully reflected in the value of the option purchased.

      RISK FACTORS IN FUTURES TRANSACTIONS. Investment in futures contracts involves risk. If the futures are used for hedging, some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or currency being hedged. The correlation is higher between price movements of futures contracts and the instrument underlying that futures contract. The correlation is lower when futures are used to hedge securities other than such underlying instrument, such as when a futures contract on an index of securities is used to hedge a single security, a futures contract on one security (e.g., U.S. Treasury bonds) is used to hedge a different security (e.g., a mortgage-backed security) or when a futures contract in one currency (e.g., the German Mark) is used to hedge a security denominated in another currency (e.g., the Spanish Peseta). In the event of an imperfect correlation between a futures position and a portfolio position (or anticipated position) which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, it is not always possible to hedge fully or perfectly against currency fluctuations affecting the value of the securities denominated in foreign currencies because the value of such securities also is likely to fluctuate as a result of independent factors not related to currency fluctuations. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

      A hedge will not be fully effective where there is such imperfect correlation. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contract.

      As noted in the Prospectus, the Fund may also purchase futures contracts (or options thereon) as an anticipatory hedge against a possible increase in the price of currency in which is denominated the securities the Fund anticipates purchasing. In such instances, it is possible that the currency may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market and/or currency decline or for other reasons, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

      The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. Short positions in index futures may be closed out only by entering into a futures contract purchase on the futures exchange on which the index futures are traded.

      The successful use of transactions in futures and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of exchange rate, interest rate and stock price movements within a given time frame. For example, to the extent interest rates remain stable during the period in which a futures contract or option is held by a Fund investing in fixed income securities (or such rates move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

      Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realized in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

      RISK FACTORS IN SWAP CONTRACTS, OTC OPTIONS AND OTHER TWO-PARTY CONTRACTS. A Fund may only close out a swap, contract for differences, cap floor or collar or OTC option, with the particular counterparty. Also, if the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to swap contracts. The Manager will closely monitor subject to the oversight of the Trustees, the creditworthiness of contract counterparties and a Fund will not enter into any swaps, caps, floors or collars, unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least A by Moody's Investors Service or Standard and Poor's Corporation at the time of entering into such transaction or if the counterparty has comparable credit as determined by the Manager. However, the credit of the counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty's net market exposure is small relative to its capital. The management of caps, floors, collars and swaps may involve certain difficulties because the characteristics of many derivatives have not been observed under all market conditions or through a full market cycle.

      ADDITIONAL REGULATORY LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS, INTEREST RATE FLOORS, CAPS AND COLLARS AND INTEREST RATE AND CURRENCY SWAP CONTRACTS. In accordance with CFTC regulations, investments by any Fund as provided in the Prospectus in futures contracts and related options for purposes other than bona fide hedging are limited such that the aggregate amount that a Fund may commit to initial margin on such contracts or time premiums on such options may not exceed 5% of that Fund's net assets.

      The Manager and the Trust do not believe that the Fund's respective obligations under equity swap contracts, reverse equity swap contracts or Index Futures are senior securities and, accordingly, the Fund will not treat them as being subject to its borrowing restrictions. However, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each equity swap contract will be accrued on a daily basis and an amount of cash, U.S. Government Securities or other high grade debt obligations having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. Likewise, when a Fund takes a short position with respect to an Index Futures contract the position must be covered or the Fund must maintain at all times while that position is held by the Fund, cash, U.S. government securities or other high grade debt obligations in a segregated account with its custodian, in an amount which, together with the initial margin deposit on the futures contract, is equal to the current delivery or cash settlement value.

      The use of unsegregated futures contracts, related written options, interest rate floors, caps and collars and interest rate and currency swap contracts for risk management by a Fund permitted to engage in any or all of such practices is limited to no more than 10% of a Fund's total net assets when aggregated with such Fund's traditional borrowings in accordance with SEC pronouncements. This 10% limitation applies to the face amount of unsegregated futures contracts and related options and to the amount of a Fund's net payment obligation that is not segregated against in the case of interest rate floors, caps and collars and interest rate and currency swap contracts.

                                   APPENDIX B

                   COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

COMMERCIAL PAPER RATINGS

      Commercial paper ratings of Standard & Poor's Corporation ("Standard & Poor's") are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard and Poor's indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

      The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternate liquidity is maintained.

CORPORATE DEBT RATINGS

      STANDARD & POOR'S CORPORATION. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor's for corporate debt:

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      MOODY'S INVESTORS SERVICE, INC. The following is a summary of the ratings used by Moody's Investor Services, Inc. for corporate debt:

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.(1)

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.1

Baa - Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Should no rating be assigned by Moody's, the reason may be one of the following:

1.   An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.   There is lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols 1Aa1, A1, Baa1, and B1.

--------------------------------------------------------------------------------

                              SHAREHOLDER INQUIRIES
               Shareholders may direct inquiries regarding Shares
                   to Grantham, Mayo, Van Otterloo & Co. LLC,
                        40 Rowes Wharf, Boston, MA 02110
                                (1-617-330-7500)

--------------------------------------------------------------------------------

                   GMO INTERNATIONAL CORE PLUS ALLOCATION FUND
                           GMO FUNDAMENTAL VALUE FUND


                       STATEMENT OF ADDITIONAL INFORMATION


                                FEBRUARY 18, 1998

















This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the GMO International Core Plus Allocation Fund and GMO Fundamental Value Fund Prospectus dated February 18, 1998, as amended from time to time and should be read in conjunction therewith. A copy of the Prospectus may be obtained from GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110.

                                TABLE OF CONTENTS


                  Caption                                                   Page
                  -------                                                   ----

INVESTMENT OBJECTIVES AND POLICIES............................................1

MISCELLANEOUS INVESTMENT PRACTICES............................................1

MANAGEMENT OF THE TRUST.......................................................1

INVESTMENT ADVISORY AND OTHER SERVICES........................................3

PORTFOLIO TRANSACTIONS........................................................5

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES..............................7

FINANCIAL STATEMENTS.........................................................10

SPECIMEN PRICE MAKE-UP SHEET.................................................11


                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objective and policies of the GMO International Core Plus Allocation Fund (the "ICPA Fund") and the GMO Fundamental Value Fund (the "FV Fund," and together with the ICPA Fund, the "Funds") are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Funds may be changed without shareholder approval.


                       MISCELLANEOUS INVESTMENT PRACTICES

         INDEX FUTURES. As stated in the Prospectus under the heading "Description and Risks of Fund Investments -- Futures and Options," the Funds may (either directly or, in the case of the ICPA Fund, indirectly through underlying Funds) purchase futures contracts on various securities indexes ("Index Futures"). As indicated in the Prospectus, an Index Future is a contract to buy or sell an integral number of units of the particular stock index at a specified future date at a price agreed upon when the contract is made. A unit is the value from time to time of the relevant index. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in the relevant index.

         For example, if the value of a unit of a particular index were $1,000, a contract to purchase 500 units would be worth $500,000 (500 units x $1,000). The Index Futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the relevant index at the expiration of the contract. For example, if the Fund enters into one futures contract to buy 500 units of an index at a specified future date at a contract price of $1,000 per unit and the index is at $1,010 on that future date, the Fund will gain $5,000 (500 units x gain of $10).

                             MANAGEMENT OF THE TRUST

         The Trustees and officers of the Trust and their principal occupations during the past five years are as follows:

              R. JEREMY GRANTHAM*. President-Quantitative and Trustee of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC

              HARVEY R. MARGOLIS. Trustee of the Trust. Mathematics Professor, Boston College.

              JAY O. LIGHT. Trustee of the Trust. Professor of Business Administration, Harvard University; Senior Associate Dean, Harvard University (1988-1992).

              EYK DEL MOL VAN OTTERLOO. President-International of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC

              RICHARD MAYO. President-Domestic Active of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC

              KINGSLEY DURANT. Vice President, Treasurer and Secretary of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC

              SUSAN RANDALL HARBERT. Secretary and Assistant Treasurer of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC

              WILLIAM R. ROYER, ESQ. Vice President and Assistant Treasurer of the Trust. General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January, 1995 - Present). Associate, Ropes & Gray, Boston, Massachusetts (September, 1992 - January, 1995).

              JUI LAI. Secretary of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC

              ANN SPRUILL. Secretary of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC

              ALISON E. BAUR, ESQ. Clerk of the Trust. Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 1997 - Present). Attorney, Securities and Exchange Commission (April 1991
              - January 1997).

              ROBERT V. BROKAW, JR. Secretary of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC

*Trustee is deemed to be an "interested person" of the Trust and the Manager, as defined by the 1940 Act.

         The mailing address of each of the officers and Trustees is c/o GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. The Trustees and officers of the Trust as a group own less than 1% of any class of outstanding shares of the Funds.

         Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

         Other than as set forth in the table below, no Trustee or officer of the Trust receives any direct compensation from the Trust or any series thereof:


      ------------------------------------------------------------------------
             NAME OF PERSON,                   TOTAL ANNUAL COMPENSATION FROM
                POSITION                                  THE TRUST
      ------------------------------------------------------------------------

       Harvey R. Margolis, Trustee                         $70,000
      ------------------------------------------------------------------------
       Jay O. Light, Trustee                               $70,000
      ------------------------------------------------------------------------


         Messrs. Grantham, Mayo, Van Otterloo, Durant, Lai and Brokaw, and Mses. Harbert and Spruill, as members of the Manager, will benefit from the management fees paid by each Fund of the Trust.


                     INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT CONTRACTS

         As disclosed in the Prospectus under the heading "Management of the Fund," under separate Management Contracts (each a "Management Contract") between the Trust and Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager"), subject to such policies as the Trustees of the Trust may determine, the Manager will furnish continuously an investment program for each Fund and will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions -- Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers which furnish the Manager, at no cost, certain research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.

         As is disclosed in the Prospectus, the Manager's compensation will be reduced to the extent that any Fund's annual expenses incurred in the operation of the Fund (including the management fee but excluding Shareholder Service Fees, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses and transfer taxes; and, in the case of the ICPA Fund, also excluding expenses indirectly incurred by investment in other Funds of the Trust) would exceed the percentage of the Fund's average daily net assets described therein. Because the Manager's compensation is fixed at an annual rate equal to this expense limitation, it is expected that the Manager will pay such expenses (with the exceptions noted) as they arise. In addition, the Manager's compensation under each Management Contract is subject to reduction to the extent that in any year the expenses of the Fund exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and, generally speaking, excludes brokerage commissions, taxes, interest and extraordinary expenses. The Fund is not currently subject to any state imposed limit on expenses.

         Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         Each Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who are not "interested persons" of the Manager) and by each Fund's initial sole shareholder in connection with the organization of the Trust and the establishment of the Fund. Each Management Contract will continue in effect for a period more than two years from the date of its execution only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

         In the last three fiscal years, the FV Fund has paid the following amounts as Management Fees to the Manager pursuant to its Management Contract:

FUNDAMENTAL VALUE FUND

                         Gross            Reduction         Net
                         -----            ---------         ---
Year ended 2/28/97       $1,627,950       $   347,372       $ 1,280,578
Year ended 2/29/96       $1,496,155       $   108,537       $ 1,387,618
Year ended 2/28/95       $1,297,348       $   118,250       $ 1,179,098



         CUSTODIAL ARRANGEMENTS. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, and Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109 serve as the Trust's custodians on behalf of the Funds. As such, IBT and BBH hold in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, are the registered owners of securities in book-entry form belonging to the Funds. Upon instruction, IBT and BBH receive and deliver cash and securities of the Funds in connection with Funds' transactions and collect all dividends and other distributions made with respect to the Funds' portfolio securities. IBT and BBH also maintain certain accounts and records of the Trust and calculate the total net asset value, total net income and net asset value per share of the Funds on a daily basis.

         SHAREHOLDER SERVICE ARRANGEMENTS. As disclosed in the Prospectus, pursuant to the terms of a single Servicing Agreement with each Fund of the Trust, Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") provides direct client service, maintenance and reporting to shareholders of the Funds. The Servicing Agreement was approved by the Trustees of the Trust (including a majority of the Trustees who are not "interested persons" of the Manager or the Trust). The Servicing Agreement will continue in effect for a period more than one year from the date of its execution only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of the full Board of Trustees. The Servicing Agreement automatically terminates on assignment (except as specifically provided in the Servicing Agreement) and is terminable by either party upon not more than 60 days written notice to the other party.

         The Trust entered into the Servicing Agreement with GMO on May 30, 1996. For the fiscal year ended February 28, 1997, pursuant to the Servicing Agreement, the FV Fund paid GMO $244,167.

         INDEPENDENT ACCOUNTANTS. The Trust's independent accountants are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse LLP conducts annual audits of the Trust's financial statements, assists in the preparation of each Fund's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation and provides assistance in connection with the preparation of various Securities and Exchange Commission filings.


                             PORTFOLIO TRANSACTIONS

         The purchase and sale of portfolio securities for the Funds and for the other investment advisory clients of the Manager are made by the Manager with a view to achieving their respective investment objectives. For example, a particular security may be bought or sold for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, therefore, one client may sell indirectly a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account's being preferred over any other account.

         Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (a) such securities meet the investment objectives and policies of the Fund; (b) such securities are acquired for investment and not for resale; (c) such securities are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) such securities have a value which is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, NASDAQ or a recognized foreign exchange.

         BROKERAGE AND RESEARCH SERVICES. In placing orders for the portfolio transactions of each Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are judgmental considerations.

         Over-the-counter transactions often involve dealers acting for their own account.

         Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for a Fund, the Manager will receive such services from brokers who are expected to handle a substantial amount of the Funds' portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Manager uses such research in servicing other clients as well as the Funds.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934 and subject to such policies as the Trustees of the Trust may determine, the Manager may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the Act) to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

         During the three most recent fiscal years, the Trust paid, on behalf of the FV Fund, the following amounts in brokerage commissions:

                                1995           1996         1997        TOTAL

Fundamental Value Fund        $444,239       $270,800     $295,379    $1,010,418


                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

         The Trust is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated June 24, 1985. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on February 28.

         Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of thirty-three series: the ICPA Fund; the FV Fund; the Evolving Countries Fund; the Core Fund; the Value Fund; the Growth Fund; the Pelican Fund; the Short-Term Income Fund; the Small Cap Value Fund; the Tobacco-Free Core Fund; the U.S. Sector Fund; the Small Cap Growth Fund; the International Core Fund; the Japan Fund; the International Bond Fund; the Emerging Markets Fund; the Global Properties Fund; the Emerging Country Debt Fund; the Domestic Bond Fund; the Currency Hedged International Bond Fund; the Global Hedged Equity Fund; the Currency Hedged International Core Fund; the International Small Companies Fund; the REIT Fund; the Global Bond Fund; the Inflation Indexed Bond Fund; the Foreign Fund; the U.S. Bond/Global Alpha B Fund; the U.S. Bond/Global Alpha A Fund; the International Equity Allocation Fund; the World Equity Allocation Fund; the Global (U.S.+) Equity Allocation Fund; and the Global Balanced Allocation Fund. Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial and transfer agency expenses, but there is no present intention to make such charges.

         The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to eight classes of shares for each series of the Trust (except for the Pelican Fund): Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares and Class VIII Shares.

         The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

         The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

VOTING RIGHTS

         As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the Investment Company Act of 1940, shares shall be voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of such affected Funds shall be entitled to vote thereon. Shareholders of one Fund shall not be entitled to vote on matters exclusively affecting another Fund, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the other Fund and the approval of the investment advisory contracts of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except with respect to matters that affect only that class of shares and as otherwise required by law.

         There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund of which he is or was a shareholder would be unable to meet its obligations.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

BENEFICIAL OWNERS OF 5% OF MORE OF THE FV FUND'S SHARES

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the FV Fund as of November 25, 1997:

                                                                      Percentage
Name                         Address                                  Interest
----                         -------                                  ----------
Leland Stanford Junior       Stanford Management Company              52.75%
University II                2770 Sand Hill Road
                             Menlo Park, CA  94025


Berea College                Box 2306                                 21.23%
                             Attn: Parry Poynter, Assoc. Controller
                             CPO 2306
                             Berea, KY  40404

Wachovia Bank NA             c/o Wachovia Bank NA                     15.71%
Trustees for RJR Nabisco     301 North Main Street MC - NC 31057
Defined Benefits Master      Winston-Salem, NC 27150-3099
Trust -- Fundamental Value
Account

Princeton University TR      Attn:  John D. Sweeney                   10.09%
                             P.O. Box 35
                             Princeton, NJ  08544


                              FINANCIAL STATEMENTS

         The FV Fund's audited financial statements for the fiscal year ended February 28, 1997 included in the Trust's Annual Reports filed with the Securities and Exchange Commission on May 7, 1997 pursuant to Section 30(d) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are hereby incorporated in this Statement of Additional Information by reference. In addition, the FV Fund's unaudited financial statements for the six months ended August 31, 1997 included in the Trust's Semi-Annual Reports filed with the Securities and Exchange Commission on November 7, 1997 pursuant to Section 30(d) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are hereby incorporated in this Statement of Additional Information by reference.

                          SPECIMEN PRICE MAKE-UP SHEET

         Following are computations of the total offering price per share for the FV Fund based upon its net asset value and shares of beneficial interest outstanding at the close of business on August 31, 1997:

FV FUND - CLASS III



         Net Assets at Value (Equivalent to $17.86
         per share based on 11,632,360 shares of
         beneficial interest outstanding)                      $207,729,507

         Offering Price ($17.86 x 100/99.85)*                  $      17.89


* Represents maximum offering price charged on certain cash purchases. See "Purchase of Shares" in the Prospectus.

                                    GMO TRUST


                            PART C. OTHER INFORMATION


Item 24. FINANCIAL STATEMENTS AND EXHIBITS

   (a) Financial Statements: See "Financial Highlights" in the Prospectus and "Financial Statements" in the Statement of Additional Information. The Financial Statements relating to the GMO Fundamental Value Fund (the "FV Fund") required by Item 23 of Form N-1A are hereby incorporated by reference to the Annual Reports to shareholders previously filed with the Commission by means of EDGAR pursuant to the requirements of Section 30(d) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules promulgated thereunder. This Post-Effective Amendment relates solely to the FV Fund and the GMO International Core Plus Allocation Fund (the "ICPA Fund"). No information relating to any other series of the registrant is amended or superseded hereby.

   (b) Exhibits

       1.  Amended and Restated Agreement and Declaration of Trust -- Exhibit 1.

       2.  Amended and Restated By-laws of the Trust(2).

       3.  None.

       4.  Not Applicable.

       5. (a) Form of Management Contract between the Trust, on behalf of its FV Fund, and Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")(1);

           (b) Form of Management Contract between the Trust, on behalf of its ICPA Fund, and GMO -- Exhibit 5.

       6.  None.

       7.  None.

       8. (a) Custodian Agreement (the "IBT Custodian Agreement") among the Trust, on behalf of its GMO Core Fund, GMO Currency Hedged International Bond Fund (formerly "GMO SAF Core Fund"), GMO Value Fund (formerly "GMO Value Allocation Fund"), GMO Growth Fund (formerly "GMO Growth Allocation Fund"), and GMO Short-Term Income Fund, GMO and Investors Bank & Trust Company ("IBT")(1);

           (b) Form of Letter Agreement with respect to the IBT Custodian Agreement among the Trust, on behalf of its FV Fund, GMO and IBT(1);

           (c) Form of Letter Agreement with respect to the IBT Custodian Agreement among the Trust, on behalf of its ICPA Fund, GMO and IBT -- Exhibit 8.

       9. (a) Transfer Agency Agreement among the Trust, on behalf of its GMO Core Fund, GMO Currency Hedged International Bond Fund, GMO Growth Fund (formerly "GMO Growth Allocation Fund"), GMO Value Fund (formerly "GMO Growth Allocation Fund"), GMO Short-Term Income Fund, GMO International Core Fund and GMO Japan Fund, GMO and IBT(1);

           (b) Form of Letter Agreement to the Transfer Agency Agreement among the Trust, on behalf of its FV Fund, GMO and IBT(1);

           (c) Form of Letter Agreement to the Transfer Agency Agreement among the Trust, on behalf of its ICPA Fund, GMO and IBT --
                Exhibit 9.1;

           (d) Form of Notification of Fee Waiver and Expense Limitation by GMO to the Trust relating to all Funds of the Trust -- Exhibit 9.2;

           (e) Form of Amended and Restated Servicing Agreement between the Trust, on behalf of the Funds, and GMO -- Exhibit 9.3.

       10.      Opinion and Consent of Ropes & Gray (2).


       11. Consent of Price Waterhouse LLP -- Exhibit 11.

       12. None.

       13. None.

       14. Prototype Retirement Plans(1).

       15. None.

       16. Not Applicable.

       17. Financial Data Schedule -- Exhibit 17.

       18. Form of Rule 18f-3 Multiclass Plan -- Exhibit 18.

Item 25.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

           None.

Item 26.   NUMBER OF HOLDERS OF SECURITIES

           The following table sets forth the number of record holders of each class of securities of the Funds included in this Post-Effective Amendment as of November 25, 1997:

           Title of Class                         Number of Record Holders
           --------------                         ------------------------

           Shares of Beneficial Interest
           FV Fund (Class III)                             12


Item 27.   INDEMNIFICATION

           See Item 27 of Pre-Effective Amendment No. 1 which is hereby incorporated by reference.

Item 28.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

           See Item 28 of Pre-Effective Amendment No. 1 which is hereby incorporated by reference.

Item 29.   PRINCIPAL UNDERWRITERS

           Not Applicable.

Item 30.   LOCATION OF ACCOUNTS AND RECORDS

           See Item 30 of Pre-Effective Amendment No. 1 which is hereby incorporated by reference.

Item 31.   MANAGEMENT SERVICES

           Not Applicable.

Item 32.   UNDERTAKINGS

      (a) See Item 33 of Post-Effective Amendment No. 1 which is hereby incorporated by reference.

      (b) Registrant hereby undertakes to file a post-effective amendment using financial statements of the ICPA Fund, which need not be certified, within four to six months from the latter of the effective date of this Post-Effective Amendment No. 40 to Registrant's Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and Post-Effective Amendment No. 42 to Registrant's Registration Statement under the 1940 Act, and the date on which shares of the ICPA Fund are first sold (other than shares sold for seed money).

      (c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders containing the information required by Item 5A of Form N-1A omitted from the Prospectus, upon request and without charge.




----------------

(1) = Previously manually filed with the Securities and Exchange Commission and incorporated herein by reference.

(2) = Previously electronically filed with the Securities and Exchange Commission and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940 (the "1940 Act"), the Registrant has duly caused this Post- Effective Amendment No. 40 to the Trust's Registration Statement under the Securities Act and Post-Effective Amendment No. 42 under the 1940 Act, to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 4th day of December, 1997.


                                               GMO Trust

                                               By: R. JEREMY GRANTHAM*
                                                   ----------------------------
                                                   R. Jeremy Grantham
                                                   President - Quantitative;
                                                   Principal Executive Officer;
                                                   Title:  Trustee

         Pursuant to the Securities Act, this Post-Effective Amendment No. 40 to the Trust's Registration Statement under the Securities Act has been signed below by the following persons in the capacities and on the dates indicated.


Signatures             Title                                   Date
----------             -----                                   ----

R. JEREMY GRANTHAM*    President - Quantitative; Principal     December 4, 1997
-------------------    Executive Officer; Trustee
R. Jeremy Grantham


KINGSLEY DURANT*       Treasurer; Principal Financial and      December 4, 1997
-------------------    Accounting Officer
Kingsley Durant


HARVEY R. MARGOLIS*    Trustee                                 December 4, 1997
-------------------
Harvey R. Margolis


JAY O. LIGHT*          Trustee                                 December 4, 1997
-------------------
Jay O. Light



                           * By: /S/ WILLIAM R. ROYER
                                 --------------------
                                 William R. Royer
                                 Attorney-in-Fact


                                POWER OF ATTORNEY


         We, the undersigned officers and trustees of GMO Trust, a Massachusetts business trust, hereby severally constitute and appoint William R. Royer our true and lawful attorney, with full power to him to sign for us, and in our names and in the capacities indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming our signatures as they may be signed by our said attorneys on said Registration Statement.

         Witness our hands and common seal on the date set forth below.

                      (Seal)




Signatures                     Title                            Date
----------                     -----                            ----

                               President-Domestic;
                               Principal Executive
/S/ R. Jeremy Grantham         Officer; Trustee                 March 12, 1996
-------------------------
R. Jeremy Grantham


/S/ Eyk H.A. Van Otterloo      President-International          March 12, 1996
-------------------------
Eyk H.A. Van Otterloo


/S/ Harvey Margolis            Trustee                          March 12, 1996
-------------------------
Harvey Margolis


                               Treasurer; Principal
                               Financial and
/S/ Kingsley Durant            Accounting Officer               March 12, 1996
-------------------------
Kingsley Durant


                                POWER OF ATTORNEY


    I, the undersigned trustee of GMO Trust, a Massachusetts business trust, hereby constitute and appoint William R. Royer my true and lawful attorney, with full power to him to sign for me, and in my names and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

    Witness my hand and common seal on the date set forth below.

                      (Seal)




Signatures                     Title                            Date
----------                     -----                            ----

/S/ JAY O. LIGHT               Trustee                          May 23, 1996
-------------------
Jay O. Light


                                  EXHIBIT INDEX

                                    GMO TRUST



Exhibit No.     Title of Exhibit
-----------     ----------------

    1           Form of Amended and Restated Agreement and Declaration of Trust.

    5 Form of Management Contract between the Trust, on behalf of the ICPA Fund, and GMO.


    8           Form of Letter Agreement with respect to the IBT Custodian
                Agreement among the Trust, on behalf of its ICPA Fund, GMO and IBT.

    9.1 Form of Letter Agreement to the Transfer Agency Agreement among the Trust, on behalf of its ICPA Fund, GMO and IBT.

    9.2 Form of Notification of Fee Waiver and Expense Limitation by GMO to the Trust relating to all Funds of the Trust.

    9.3         Form of Amended and Restated Servicing Agreement between the
                Trust, on behalf of the Funds, and GMO.

    11          Consent of Price Waterhouse LLP

    17          Financial Data Schedules - Fundamental Value Fund

    18          Form of Rule 18f-3 Multiclass Plan
